EXHIBIT 10.1

                                                                  CONFORMED COPY


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                               U.S. $2,200,000,000

                           REVOLVING CREDIT AGREEMENT

                                    (364-DAY)

                         DATED AS OF SEPTEMBER 29, 2000

                                      AMONG

                          COMPAQ COMPUTER CORPORATION,

                            THE CHASE MANHATTAN BANK

                          AS SOLE ADMINISTRATIVE AGENT,

                                 BANK OF AMERICA
                              NATIONAL ASSOCIATION

                              AS SYNDICATION AGENT,

                               CITIBANK, N.A. AND
                                 BANK ONE, N.A.

                            AS DOCUMENTATION AGENTS,

                                       AND

                             THE BANKS PARTY HERETO

                                   ARRANGED BY

                              CHASE SECURITIES INC.

                     AS LEAD ARRANGER AND SOLE BOOK MANAGER
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                            TABLE OF CONTENTS

                                                                    PAGE

ARTICLE I   DEFINITIONS................................................1

      1.01  Certain Defined Terms......................................1
      1.02  Other Interpretive Provisions.............................14
      1.03  Accounting Principles.....................................15

ARTICLE II  THE CREDITS...............................................16

      2.01  Amounts and Terms of Commitments..........................16
      2.02  Notes.....................................................16
      2.03  Procedure for Revolving Loan Borrowings...................17
      2.04  Conversion and Continuation Elections for Revolving Loan
            Borrowings................................................18
      2.05  Procedure for Swingline Borrowing.........................19
      2.06  Increase and Extension of Commitments.....................21
      2.07  Ratable Reduction or Termination of Commitment............23
      2.08  Non-Ratable Reduction or Termination of Commitments.......23
      2.09  Optional and Mandatory Prepayments........................24
      2.10  Repayment.................................................25
      2.11  Interest..................................................25
      2.12  Fees......................................................26
      2.13  Computation of Fees and Interest..........................26
      2.14  Interest Rate Determination and Protection................26
      2.15  Payments by the Company...................................27
      2.16  Payments by the Banks to the Agent........................28
      2.17  Sharing of Payments, Etc..................................29

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY....................29

      3.01  Taxes.....................................................29
      3.02  Breakage Costs............................................31
      3.03  Increased Costs...........................................31
      3.04  Illegality................................................32
      3.05  Reserves on Offshore Loans................................33
      3.06  Replacement of Bank; Termination of Bank..................33
      3.07  Reallocation of Commitments in Event of Merger, Etc. .....35
      3.08  Certificates of Banks.....................................36
      3.09  Survival..................................................36

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                            TABLE OF CONTENTS

(CONTINUED)                                                         PAGE

ARTICLE IV  CONDITIONS PRECEDENT......................................36

      4.01  Conditions of Initial Loans...............................36
      4.02  Conditions to All Borrowings..............................37

ARTICLE V   REPRESENTATIONS AND WARRANTIES............................38

      5.01  Corporate Existence.......................................38
      5.02  Corporate Power...........................................38
      5.03  Authorization and Approvals...............................38
      5.04  Enforceable Obligations...................................38
      5.05  Financial Statements......................................38
      5.06  Litigation................................................39
      5.07  Regulation U..............................................39
      5.08  Investment Company Act....................................39
      5.09  ERISA.....................................................39
      5.10  Holding Company...........................................39
      5.11  Environmental Condition...................................39
      5.12  No Material Adverse Change................................40

ARTICLE VI  AFFIRMATIVE COVENANTS.....................................40

      6.01  Compliance with Laws, Etc.................................40
      6.02  Reporting Requirements....................................40
      6.03  Use of Proceeds...........................................41
      6.04  Maintenance of Insurance..................................42
      6.05  Corporate Existence, Etc..................................42
      6.06  Visitation Rights.........................................42

ARTICLE VII NEGATIVE COVENANTS........................................42

      7.01  Leverage Ratio............................................42
      7.02  Liens.....................................................42

ARTICLE VIII EVENTS OF DEFAULT........................................43

      8.01  Event of Default..........................................43
      8.02  Remedies..................................................44
      8.03  Rights Not Exclusive......................................45

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                            TABLE OF CONTENTS

(CONTINUED)                                                         PAGE

ARTICLE IX  THE AGENT.................................................45

      9.01  Appointment and Authorization.............................45
      9.02  Delegation of Duties......................................45
      9.03  Liability of Agent........................................45
      9.04  Reliance by Agent.........................................46
      9.05  Notice of Default.........................................46
      9.06  Credit Decision...........................................46
      9.07  Indemnification...........................................47
      9.08  Agent in Individual Capacity..............................48
      9.09  Successor Agent...........................................48
      9.10  Withholding Tax...........................................48
      9.11  Syndication Agents........................................50

ARTICLE X   MISCELLANEOUS.............................................50

      10.01 Amendments and Waivers....................................50
      10.02 Notices...................................................51
      10.03 No Waiver: Cumulative Remedies............................52
      10.04 Costs and Expenses........................................52
      10.05 Indemnity.................................................52
      10.06 Payments Set Aside........................................53
      10.07 Binding Effect; Assignments; Participations...............53
      10.08 Set-off...................................................55
      10.09 Interest..................................................55
      10.10 Confidentiality...........................................56
      10.11 Preservation of Certain Matters...........................57
      10.12 Notification of Addresses, Lending Offices Etc............57
      10.13 Counterparts..............................................58
      10.14 Severability..............................................58
      10.15 Governing Law; Jurisdiction...............................58
      10.16 WAIVER OF JURY TRIAL......................................58
      10.17 ENTIRE AGREEMENT..........................................59


ANNEX I                 Pricing Grid

                                  iii
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                                TABLE OF CONTENTS

(CONTINUED)                                                                 PAGE

SCHEDULES

      Schedule 2.01     Commitments
      Schedule 10.02    Notice Addresses, Payment and Lending Offices

EXHIBITS

      Exhibit A         Form of Notice of Borrowing
      Exhibit B         Form of Notice of Conversion/Continuation
      Exhibit C         Form of Compliance Certificate
      Exhibit D-1       Form of Opinion of Ms. Auwers
      Exhibit D-2       Form of Opinion of Ms. Fay
      Exhibit E         Form of Note
      Exhibit F         Form of Assignment and Acceptance

                       REVOLVING CREDIT AGREEMENT

                                (364-DAY)

                     DATED AS OF SEPTEMBER 29, 2000

      COMPAQ COMPUTER CORPORATION, a Delaware corporation (the
"Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks", and each individually, a "Bank"), The Chase Manhattan Bank, as administrative agent for the Banks, Bank of America, National Association, as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents, agree as follows.

                                ARTICLE I

                               DEFINITIONS

      1.01 CERTAIN DEFINED TERMS. The following terms have the following meanings:

      "ACQUIRING ENTITY" has the meaning specified in Section 3.07.

      "ADJUSTED CD RATE" means, for any Interest Period for each Adjusted CD Rate Revolving Loan comprising part of the same Borrowing or an Adjusted CD Rate Swingline Loan, as the case may be, an interest rate per annum equal to the sum of:

      (a) the rate per annum obtained by dividing (i) the rate of interest determined by the Agent to be the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the consensus bid rate determined by each of the Reference Banks for the bid rates per annum, at 10:00 a.m. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period, of New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value of certificates of deposit of such Reference Bank in an amount substantially equal to such Reference Bank's Adjusted CD Rate Revolving Loan comprising part of such Borrowing, in the case of Adjusted CD Rate Revolving Loans, or each Swingline Bank's Adjusted CD Rate Swingline Loan, in the case of an Adjusted CD Rate Swingline Loan, and with a maturity equal to such Interest Period (PROVIDED that, if bid rate quotes from such dealers are not available to any Reference Bank, such Reference Bank shall notify the Agent of a reasonably equivalent rate determined by it on the basis of another source or sources selected by it), by (ii) a percentage equal to 100% minus the Adjusted CD Rate Reserve Percentage for such Interest Period (the "Certificate of Deposit Rate"), plus

      (b) the Assessment Rate for such Interest Period.

      The Adjusted CD Rate for the Interest Period for each Adjusted CD Rate Revolving Loan or Adjusted CD Rate Swingline Loan comprising part of the same Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the

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
Agent as set forth above on the first day of such Interest Period, subject, however, to the provisions of Section 2.14.

      "ADJUSTED CD RATE REVOLVING LOAN" means a Revolving Loan which bears interest at the Adjusted CD Rate plus the Applicable Margin.

      "ADJUSTED CD RATE RESERVE PERCENTAGE" for any Interest Period for each Adjusted CD Rate Revolving Loan or Adjusted CD Rate Swingline Loan comprising part of the same Borrowing means the reserve percentage applicable on the first day of such Interest Period under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars with respect to liabilities consisting of or including U.S. dollar non-personal time deposits in the United States with a maturity equal to such Interest Period.

      "ADJUSTED CD RATE SWINGLINE LOAN" means a Swingline Loan which bears interest at the Adjusted CD Rate plus the Applicable Margin.

      "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

      "AGENT" means Chase in its capacity as administrative agent for the Banks hereunder, and any successor administrative agent.

      "AGENT-RELATED PERSONs" means Chase and any successor administrative agent arising under Section 9.09, together with their respective Affiliates (including, in the case of Chase, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

      "AGENT'S PAYMENT OFFICE" means the address for payments set forth on
Schedule 10.02 or such other address as the Agent may from time to time specify.

      "AGREEMENT" means this Revolving Credit Agreement.

      "APPLICABLE FEE AMOUNT" means, for any date, the amount specified under the heading "Commitment Fee" in the pricing grid set forth on Annex I, determined in accordance with the applicable parameters for calculation of such amount also set forth on Annex I.

      "APPLICABLE MARGIN" means, on any date and with respect to each CD Loan or Offshore Loan outstanding on such date, the amount specified under the heading "Offshore

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and CD Loan Margin" in the pricing grid set forth on Annex I, determined in accordance with the applicable parameters for calculation of such amount also set forth on Annex I.

      "ARRANGER" means Chase Securities Inc.

      "ASSESSMENT RATE" for any Interest Period for each Adjusted CD Rate Revolving Loan or Adjusted CD Rate Swingline Loan comprising part of the same Borrowing means the rate determined by the Agent as equal to the annual assessment rate in effect on the first day of such Interest Period payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. ss.327.4) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to any particular Bank) for insuring time deposits at offices of such banks in the United States.

      "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance agreement substantially in the form of EXHIBIT F.

      "ATTORNEY COSTS" means and includes the reasonable fees and disbursements of any law firm or other external counsel and the reasonable allocated cost of internal counsel.

      "BANK" has the meaning specified in the introductory clause hereto. References to the "Banks" shall include references to the Swingline Banks. For purposes of clarification only, to the extent that the Swingline Banks may have any rights or obligations in addition to those of the Banks due to their status as the Swingline Banks, their status as such will be specifically referenced.

      "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.).

      "BASE LOAN" means any Base Rate Revolving Loan or any Base Rate Swingline Loan.

      "BASE RATE" means, for any day, the higher of: (a) 1/2% above the latest Federal Funds Rate, and (b) the rate of interest in effect for such day as publicly announced from time to time by the Bank which is the Agent at its principal office, as its "prime" or "reference" rate (or comparable rate, if such Bank does not so designate a "prime" or "reference" rate). The prime or reference rate is a rate set by such Bank based upon various factors including such Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime or reference rate announced by such Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

      "BASE RATE REVOLVING LOAN" means a Revolving Loan that bears interest based on the Base Rate.

      "BASE RATE SWINGLINE LOAN" means a Swingline Loan which bears interest based on the Base Rate.

      "BOFA" means Bank of America National Association, a national banking association.

      "BORROWING" means a borrowing hereunder consisting of (a) Revolving Loans of the same Type made to the Company on the same day by the Banks, or (b) Swingline Loans made to the Company on the same day by the Swingline Banks, in each case pursuant to Article II.

      "BORROWING DATE" means any date on which a Borrowing occurs under Section
2.03 or 2.05.

      "BUSINESS DAY" means (i) any day of the year except Saturday, Sunday and any day on which banks are required or authorized to close in New York City and
(ii) if the applicable Business Day relates to any Offshore Loan, any day which is a "BUSINESS DAY" described in clause (i) and which is also a day for trading by and between banks in the London interbank Eurodollar market.

      "CERTIFICATE OF DEPOSIT RATE" has the meaning specified in the definition of "ADJUSTED CD RATE."

      "CD LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "CD Lending Office" opposite its name on SCHEDULE 10.02 or in the document pursuant to which it became a party hereto as contemplated by
Section 2.06, 3.06(a), 3.07 or 10.07(c) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

      "CD LOAN" means any Adjusted CD Rate Revolving Loan or any Adjusted CD Rate Swingline Loan.

      "CHANGE IN CONTROL" means the direct or indirect acquisition by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange
Act), or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), of (a) beneficial ownership of the issued and outstanding shares of voting stock of a corporation or other entity, the result of which acquisition is that such person or such group possesses in excess of 50% of the combined voting power of all then-issued and outstanding voting stock of such corporation or other entity, or (b) the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the board of directors of such corporation or other entity.

      "CHASE" means The Chase Manhattan Bank, a New York banking corporation.

      "CLOSING DATE" means the date, not later than September 29, 2000, on which all conditions precedent set forth in Section 4.01 are satisfied or waived by all Banks.

      "CODE" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

      "COMMITMENT", as to each Bank, has the meaning specified in Section
2.01(a).

      "COMMITMENT PERCENTAGE" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

      "COMPANY" means Compaq Computer Corporation, a Delaware corporation and successors thereto.

      "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C.

      "CONSOLIDATED NET TANGIBLE ASSETS" means, as of any particular time, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom: (a) all current liabilities, except for current maturities of long-term debt and of obligations under capital leases; and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, to the extent included in said aggregate amount of assets, all as set forth on the most recent consolidated balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

      "CONSOLIDATED NET WORTH" means at any date the consolidated stockholders' equity of the Company and its consolidated Subsidiaries (excluding any Redeemable Preferred Stock of the Company).

      "CONSOLIDATED TANGIBLE NET WORTH" means at any date Consolidated Net Worth less the amount, if any, in excess of $25,000,000 of consolidated "INTANGIBLE ASSETS" (as defined below) included in determining Consolidated Net Worth. For the purposes of this definition, "intangible assets" means the sum of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1996 in the book value of any asset owned by the Company or a Subsidiary of the Company and (ii) all unamortized goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible items.

      "CONVERSION/CONTINUATION DATE" means any date on which, under Section 2.04, the Company (a) converts Revolving Loans of one Type to another Type, or
(b) continues as Revolving Loans of the same Type, but with a new Interest Period, Revolving Loans having Interest Periods expiring on such date.

      "DEBT" of any Person means, at any date, without duplication, (i) obligations for the repayment of money borrowed which are or should be shown on a balance sheet as debt in accordance with GAAP, (ii) obligations as lessee under leases which, in accordance with GAAP, are capital leases, (iii) non-contingent reimbursement and payment obligations with respect to letters of credit, bank guaranties or banker's acceptances, and (iv) guaranties of payment or collection of any obligations described in clauses (i), (ii) and (iii) of other Persons; PROVIDED that clauses (i), (ii) and (iii) include, in the case of obligations of the Company or any Subsidiary, only such obligations as are or should be shown as debt or capital lease liabilities on a consolidated balance sheet in accordance with GAAP; and PROVIDED FURTHER, that the liability of any Person as a general partner of a partnership for Debt of such partnership, if the partnership is not a Subsidiary of such Person, shall not constitute "DEBT."

      "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

      "DOLLARS", "DOLLARS" and "$" each mean lawful money of the United States.

      "DOMESTIC LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "DOMESTIC LENDING OFFICE" opposite its name on
SCHEDULE 10.02 or in the document pursuant to which it became a party hereto as contemplated by Section 2.06, 3.06(a), 3.07 or 10.07(c) or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

      "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $200,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country, and having a combined capital and surplus of at least $200,000,000, PROVIDED that, unless otherwise agreed to by the Agent and the Company, such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank, (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

      "ENVIRONMENT" or "ENVIRONMENTAL" has the meanings set forth in the Comprehensive Environmental Response, Compensation and Liability Act at 42 U.S.C. ss.9601(8) (1982).

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
      "ENVIRONMENTAL PROTECTION STATUTE" means any United States local, state or federal, or any foreign, law, statute, regulation, order, consent decree or other agreement or Requirement of Law pertaining to the protection or regulation of the Environment, including those laws, statutes, regulations, orders, decrees, agreements and other Requirements of Law relating to the disposal, cleanup, production, storing, refining, handling, transferring, processing or transporting of Hazardous Waste, Hazardous Substances or any pollutant or contaminant, wherever located.

      "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

      "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the FRB.

      "EVENT OF DEFAULT" means any of the events or circumstances specified in
Section 8.01.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

      "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

      "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), published by the FRB on the preceding Business Day opposite the caption "FEDERAL FUNDS (EFFECTIVE)"; or, if any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

      "FINAL MATURITY DATE" means the first anniversary of the Revolving Commitment Termination Date, as such Revolving Commitment Termination Date may be extended pursuant to Section 2.06.

      "5-YEAR CREDIT AGREEMENT" means that certain U.S. $3,000,000,000 Revolving Credit Agreement dated as of September 22, 1997, among the Company, BofA as Administrative Agent and the lenders party thereto, and as amended by the First Amendment to the 5-Year Credit Agreement, under which such lenders have agreed to extend credit to the Company on a five-year basis.

      "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

      "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "HAZARDOUS SUBSTANCE" has the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act at 42 U.S.C. ss.9601(14) and also includes each other substance considered to be a hazardous substance under any analogous statute or regulation.

      "HAZARDOUS WASTE" has the meaning set forth in the Resource Conservation and Recovery Act at 42 U.S.C. ss.6903(5) and also includes each other substance considered to be a hazardous waste under any analogous statute or regulation (including 40 C.F.R. ss.261.3).

      "HIGHEST LAWFUL RATE" means, with respect to each Bank, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other indebtedness outstanding under this Agreement or the Notes applicable to such Bank which is presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

      "INFORMATION" has the meaning specified in Section 10.10.

      "INSOLVENCY PROCEEDING" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors undertaken under Federal, state or foreign law, including the Bankruptcy Code.

      "INTEREST PAYMENT DATE" means (a) as to any Revolving Loan other than a Base Rate Revolving Loan, the last day of each Interest Period applicable to such Loan, PROVIDED, HOWEVER, that if any Interest Period for (i) an Adjusted CD Rate Revolving Loan exceeds 90 days, the date that falls 90 days after the beginning of such Interest Period is also an Interest Payment Date, or (ii) a LIBOR Revolving Loan exceeds three months, the date that falls three months, six months or nine months, if any, after the beginning of (and prior to the end of) such Interest Period is also an Interest Payment Date, (b) as to any Base Rate Revolving

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Loan, the last Business Day of each calendar quarter and (c) as to any Swingline
Loan, the last day of the Interest Period applicable to such Loan.

      "INTEREST PERIOD" means (a) as to any Adjusted CD Rate Revolving Loan, the period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as an Adjusted CD Rate Revolving Loan, and ending on the date 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, (b) as to any LIBOR Revolving Loan, the period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as a LIBOR Revolving Loan, and ending on the day which numerically corresponds to such date one, two, three or six months (and any other period that is 12 months or less and is available to all of the Banks in the given instance) thereafter (or if such month has no numerically corresponding day, on the last Business Day of such month), as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, and (c) as to any Swingline Loan, the period commencing on the Borrowing Date of such Loan and ending on such date, not more than 10 days later, as agreed upon by the Company and the Swingline Banks at the time of the Borrowing of which such Loan is a part; PROVIDED that:

            (i) if any Interest Period pertaining to a CD Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day;

            (ii) if any Interest Period pertaining to an Offshore Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day; and

            (iii) no Interest Period for any Loan shall extend beyond the Final Maturity Date.

      "IRS" means the United States Internal Revenue Service.

      "LENDING OFFICE" means, as to any Bank, the office or offices of the Bank specified as its "CD LENDING OFFICE" or "DOMESTIC LENDING OFFICE" or "LIBOR LENDING OFFICE", as the case may be, on SCHEDULE 10.02, or such other office or offices as the Bank may from time to time notify the Company and the Agent.

      "LIBOR RATE" means, for any Interest Period for each LIBOR Revolving Loan or LIBOR Swingline Loan comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rates per annum at which dollar deposits in immediately available funds are offered by each of the Reference Banks to leading banks in the London interbank Eurodollar market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the LIBOR Revolving Loan of such Reference Bank comprising part of such Borrowing, in the case of LIBOR Revolving Loans, or the LIBOR Swingline Loan of each Swingline Bank, in the case of LIBOR Swingline Loans, to be outstanding during such Interest Period and for a period equal to such Interest Period. The LIBOR Rate for each Interest Period for each LIBOR Revolving Loan or LIBOR Swingline Loan comprising part of the same Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent as set forth above two Business Days before the first day of such Interest Period, subject, HOWEVER, to the provisions of Section 2.14.

      "LIBOR LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "LIBOR LENDING OFFICE" opposite its name on SCHEDULE 10.02 or in the document pursuant to which it became a party hereto as contemplated by
Section 2.06, 3.06(a), 3.07 or 10.07(c) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

      "LIBOR REVOLVING LOAN" means a Revolving Loan which bears interest at the LIBOR Rate plus the Applicable Margin.

      "LIBOR SWINGLINE LOAN" means a Swingline Loan which bears interest at the LIBOR Rate plus the Applicable Margin.

      "LOAN" means an extension of credit, in the form of (a) a Revolving Loan by a Bank to the Company, which may be a Base Rate Revolving Loan, Adjusted CD Rate Revolving Loan or LIBOR Revolving Loan (each, a "TYPE" of Revolving Loan), or (b) a Swingline Loan by a Swingline Bank to the Company, which may be a Base Rate Swingline Loan, Adjusted CD Rate Swingline Loan or LIBOR Swingline Loan (each, a "TYPE" of Swingline Loan); in each case pursuant to Article II.

      "LOAN DOCUMENTS" means this Agreement, any Notes and all other documents delivered to the Agent or any Bank in connection herewith.

      "MAJORITY BANKS" means at any time Banks holding more than 50% of the combined Commitments of all the Banks, or, if at such time there are no Commitments hereunder, Banks holding more than 50% of the then aggregate unpaid principal amount of the Loans, including the Swingline Loans.

      "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

      "MATERIAL ADVERSE EFFECT" means any event or condition which would have a material adverse effect on the condition (financial or otherwise), business or properties of the Company and its Subsidiaries on a consolidated basis.

      "MINIMUM TRANCHE" means: (a) in respect of Revolving Loans comprising part of the same Borrowing, or to be converted or continued under Section 2.04, (i) in the case of Base Rate Revolving Loans, $5,000,000 or any multiple of $1,000,000 in excess thereof, and (ii) in the case of Adjusted CD Rate Revolving Loans and LIBOR Revolving Loans, $10,000,000 or any multiple of $1,000,000 in excess thereof, and (b) in respect of Swingline Loans comprising part of the same Borrowing, $1,000,000 or any multiple of $500,000 in excess thereof, unless otherwise agreed by the Swingline Banks.

      "MOODY'S" means Moody's Investors Service and any successor thereto that is a nationally recognized rating agency.

      "NEW AFFILIATE BANK" has the meaning specified in Section 3.06.

      "NO LOAN DATE" means any Business Day on which (a) no principal amount of any Revolving Loan is outstanding, and (b) no Notice of Borrowing with respect to Revolving Loans is pending or deemed pending pursuant to Article II.

      "NOTE" has the meaning specified in Section 2.02.

      "NOTICE OF BORROWING" means a notice in substantially the form of EXHIBIT
A.

      "NOTICE OF CONVERSION/CONTINUATION" means a notice in substantially the form of EXHIBIT B.

      "OBLIGATIONS" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document, owing by the Company to any Bank, including any Swingline Bank, the Agent, or any Person required to be indemnified, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

      "OFFSHORE LOAN" means any LIBOR Revolving Loan or any LIBOR Swingline
Loan.

      "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

      "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

      "PREFERRED STOCK" means, as applied to any corporation, shares of such corporation which shall be entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation.

      "PRESCRIBED FORMS" shall mean such duly executed and filed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Bank providing the form(s) or statement(s), (b) the Code, or (c) any applicable rule or regulation under the Code, permit the Company and the Agent to make payments hereunder for the account of such Bank free of deduction or withholding of United States income or other similar taxes.

      "PRINCIPAL PROPERTY" means the land, improvements, buildings and fixtures (including any leasehold interest therein) constituting the principal corporate office, any manufacturing plant or any manufacturing or research or engineering facility (whether now owned or hereafter acquired) which is owned or leased by the Company or any Subsidiary and is located within the United States of America unless the Board of Directors of the Company has determined in good faith that such office, plant or facility is not of material importance to the total business conducted by the Company and its Subsidiaries taken as a whole.

      "REDEEMABLE" means, as applied to any Preferred Stock, any Preferred Stock which (i) the issuer undertakes to redeem at a fixed or determinable date or dates (other than pursuant to the exercise of an option to redeem by the issuer, if the failure to exercise such option would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the issuer and its subsidiaries taken as a whole), whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer, or (ii) is redeemable at the option of the holder.

      "REFERENCE BANKS" means Chase, BofA, CitiBank, N.A., and Bank One, N.A.

      "REPLACEMENT BANK" has the meaning specified in Section 3.06(a).

      "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

      "RESPONSIBLE OFFICER" means the chief executive officer, the president, the chief financial officer or the treasurer of the Company.

      "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company that has non-intercompany assets with an aggregate book value exceeding 10% of the Consolidated Tangible Net Worth of the Company based upon, at the time of determination, the most recent year-end audited consolidated financial statements of the Company.

      "RESULTING INCREASED COMMITMENT" has the meaning specified in Section
3.07.

      "REVOLVING COMMITMENT TERMINATION DATE" means the earlier to occur of:

            (a) September 28, 2001, or if such date is not a Business Day, the Business Day immediately preceding such date, as such date may be extended pursuant to Section 2.06; and

            (b) the date on which the commitments of the Banks to make Loans terminate in whole in accordance with Section 2.07, Section 2.09(b) or
      Section 8.02.

      "REVOLVING LOAN" has the meaning specified in Section 2.01(a).

      "S&P" means Standard & Poor's Rating Group and any successor thereto that is a nationally recognized rating agency.

      "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

      "SPECIFIED TRANSACTION", in respect of the Company, means any transaction or related set of transactions, that results, directly or indirectly, in (i) any sale, lease or exchange of all or substantially all of its property, (ii) the consolidation of the Company with any other Person (unless the Company is the surviving entity), or (iii) a merger of the Company with or into any other Person (unless the Company is the surviving entity), if in connection with such sale, lease, exchange, consolidation or merger any consent, approval or authorization of the shareholders of the Company is required under any of the Company's organizational documents, or any Requirement of Law.

      "SUBORDINATED DEBT" means any Debt of the Company (i) that expressly provides that it is subordinated in right of payment to the Loans made by the Banks hereunder and under the 5-Year Credit Agreement and (ii) under the terms of which no payments of principal shall be payable (whether by scheduled maturity, required prepayment, or otherwise, unless as a result of the acceleration of such Debt, in accordance with the terms thereof) prior to the Final Maturity Date.

      "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, business trust, joint stock company, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company. Notwithstanding the foregoing, for purposes of
Section 7.02, the definition of Subsidiary means any corporation of which outstanding voting stock having the power to elect a majority of the board of directors of such corporation is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "SURVIVING BANK" has the meaning specified in Section 3.07.

      "SWINGLINE BANKS" means Chase, BofA, CitiBank, N.A. and Bank One, N.A.

      "SWINGLINE BORROWING" means Swingline Loans made to the Company on the same day by the Swingline Banks, in each case pursuant to Article II.

      "SWINGLINE COMMITMENT", as to each Swingline Bank, has the meaning specified in Section 2.01(b).

      "SWINGLINE COMMITMENT PERCENTAGE" means, as to any Swingline Bank at any time, the percentage equivalent (expressed as a decimal) at such time of such Swingline Bank's Swingline Commitment divided by the combined Swingline Commitments of all the Swingline Banks.

      "SWINGLINE LOAN" has the meaning specified in Section 2.01(b).

      "TAXES" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its net income, and franchise taxes imposed on its net income, by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office or in which it otherwise conducts business.

      "TOTAL CAPITALIZATION" means, at any time, the sum (without duplication) of (a) Total Senior Debt, (b) the total outstanding principal amount (or the book carrying amount of such Debt if issued at a discount) of Subordinated Debt of the Company and its consolidated Subsidiaries, (c) Consolidated Net Worth less any amount thereof attributable to "MINORITY INTERESTS" (as defined below), and (d) Redeemable Preferred Stock of the Company and it's consolidated Subsidiaries. For the purpose of this definition, "minority interests" means any investment or interest of the Company in any corporation, partnership or other entity to the extent that the total amount thereof owned by the Company (directly or indirectly) constitutes 50% or less of all outstanding interests or investments in such corporation, partnership or entity.

      "TOTAL SENIOR DEBT" means, at any time, the principal amount of all consolidated Debt of the Company and its consolidated Subsidiaries other than Subordinated Debt.

      "TYPE" has the meaning specified in the definition of "LOAN."

      "UNITED STATES" and "U.S." each mean the United States of America.

      1.02 OTHER INTERPRETIVE PROVISIONS. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

            (b) The words "HEREOF," "HEREIN," "HEREUNDER" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Subsection, Section, Article, Schedule and Exhibit references are to this Agreement unless otherwise specified. The term "DOCUMENTS" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "INCLUDING WITHOUT LIMITATION."

            (c) In the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING"; the words "to" and "UNTIL" each mean "TO BUT EXCLUDING", and the word "THROUGH" means "TO AND INCLUDING."

            (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation and (iii) references to IRS forms, SEC forms, FRB statistical releases or other forms, reports or documents of any Governmental Authority are to be construed as including all forms, reports or other documents that consolidate, amend or replace the forms, reports or documents.

            (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

            (f) This Agreement and the other Loan Documents are the result of negotiations among the Agent, the Company and the other parties, have been reviewed by counsel to the Agent, the Company and such other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

      1.03 ACCOUNTING PRINCIPLES. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

            (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                               ARTICLE II

                               THE CREDITS

      2.01 AMOUNTS AND TERMS OF COMMITMENTS. (a) Each Bank severally agrees, on the terms and conditions set forth herein, to make loans (each such loan a "REVOLVING LOAN") to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Commitment Termination Date, in an aggregate principal amount not to exceed at any time outstanding, together with such Bank's Commitment Percentage of all Swingline Loans then outstanding, the amount set forth opposite such Bank's name on Schedule 2.01 (as such Schedule is deemed modified pursuant to this Article II or Article III or
Section 10.07) (as such amount may be increased or reduced pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.06, 3.07 or 8.02, such Bank's "COMMITMENT"); PROVIDED,
HOWEVER, that, after giving effect to any Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans shall not at any time exceed the combined Commitments of all the Banks. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(a), prepay under Section 2.09(a) and reborrow under this Section 2.01(a).

      (b) Each Swingline Bank agrees, on the terms and conditions set forth herein, to make a portion of the combined Commitments of all the Banks available to the Company by making swingline loans (each such loan, a "SWINGLINE LOAN") to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Commitment Termination Date, in an aggregate principal amount not to exceed at any time outstanding $25,000,000 (or $100,000,000 in the aggregate for all the Swingline Banks) (as such amount may be reduced pursuant to Sections 2.07, 2.08, 2.09, 3.06 or 8.02, such Swingline Bank's "SWINGLINE COMMITMENT"), notwithstanding the fact that such Swingline Loans, when aggregated with such Swingline Bank's outstanding Revolving Loans, may exceed such Swingline Bank's Commitment; PROVIDED, HOWEVER, that, after giving effect to any Borrowing of Swingline Loans, the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans shall not at any time exceed the combined Commitments of all the Banks. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(b), prepay under Section 2.09(a) and reborrow pursuant to this Section 2.01(b).

      2.02 NOTES. Any Bank may request that the Loans made by it be evidenced by a note in substantially the form of EXHIBIT E ("NOTE") payable to the order of that Bank. In such event, the Company shall execute and deliver to such Bank a Note payable to its order. Each Bank may endorse on the schedules annexed to its Note, the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each Bank is irrevocably authorized by the Company to endorse its Note, and each Bank's record shall be prima facie evidence of the matters reflected therein; PROVIDED, HOWEVER, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

      2.03 PROCEDURE FOR REVOLVING LOAN BORROWINGS. (a) Each Borrowing of Revolving Loans shall be made upon the Company's irrevocable written notice delivered to the Agent as described in Section 10.02 in the form of a Notice of Borrowing prior to 12:00 noon (New York City time) (i) one Business Day prior to the requested Borrowing Date, in the case of Adjusted CD Rate Revolving Loans,
(ii) three Business Days prior to the requested Borrowing Date, in the case of LIBOR Revolving Loans, and (iii) on the requested Borrowing Date, in the case of Base Rate Revolving Loans, specifying:

                        (A) the amount of the Borrowing, which shall be in an aggregate amount not less than the Minimum Tranche;

                        (B) the requested Borrowing Date, which shall be a Business Day;

                        (C) the Type of Revolving Loans comprising the Borrowing;

                        (D) in the case of Adjusted CD Rate Revolving Loans and LIBOR Revolving Loans, the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, such Interest Period shall be 90 days (in the case of an Adjusted CD Rate Revolving Loan) and three months (in the case of a LIBOR Revolving Loan);

PROVIDED, HOWEVER, that with respect to a Borrowing, if any, to be made on the Closing Date, the Notice of Borrowing shall be delivered to the Agent not later than 12:00 noon (New York City time) on the Closing Date and such Borrowing will consist of Base Rate Revolving Loans only.

            (b) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Bank thereof and of the amount of such Bank's Commitment Percentage of such Borrowing.

            (c) Each Bank will make the amount of its Commitment Percentage of such Borrowing available to the Agent for the account of the Company at the Agent's Payment Office on the Borrowing Date requested by the Company in immediately available funds by 2:00 p.m. (New York City time) in the case of a Borrowing comprised of Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, and by 2:00 p.m. (New York City time) in the case of a Borrowing comprised of Base Rate Revolving Loans. The proceeds of all such Loans will then be made available to the Company by the Agent by wire transfer of immediately available funds in accordance with written instructions provided to the Agent by the Company, unless on the date of the Borrowing all or any portion of the proceeds thereof shall then be required to be applied to the repayment of any outstanding Swingline Loans pursuant to Section 2.05(f), in which case such proceeds or portion thereof shall be applied to the repayment of such Swingline Loans.

            (d) After giving effect to any Borrowing of Revolving Loans, there may not be more than (i) four different Interest Periods in effect in respect of all Adjusted CD Rate Revolving Loans together then outstanding and (ii) four different Interest Periods in effect in respect of all LIBOR Revolving Loans together then outstanding.

      2.04 CONVERSION AND CONTINUATION ELECTIONS FOR REVOLVING LOAN BORROWINGS.
(a) The Company may, upon irrevocable written notice to the Agent under subsection (b) of this Section:

                  (i) elect, on any Business Day, in the case of Base Rate Revolving Loans, or on or before the last day of the applicable Interest Period, in the case of Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, and in any case prior to the Final Maturity Date to convert any such Loans (or any part thereof in an amount not less than the Minimum Tranche) into Revolving Loans of another Type; or

                  (ii) elect to renew, with the same or different Interest Periods, on or before the last day of the applicable Interest Period and prior to the Final Maturity Date any Revolving Loans having Interest Periods ending on such day (or any part thereof in an amount not less than the Minimum Tranche);

PROVIDED, that if at any time the aggregate amount of Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than the Minimum Tranche, such Loans shall automatically convert into Base Rate Revolving Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans shall terminate, except that if and so long as each such Revolving Loan shall be of the same Type and have the same Interest Period as Revolving Loans comprising another Borrowing or other Borrowings (including those converted and/or renewed), and the aggregate unpaid principal amount of all such Loans of all such Borrowings shall equal or exceed $10,000,000, the Company shall have the right to continue all such Loans as, or to convert all such Loans into, Revolving Loans of such Type having such Interest Period.

            (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 12:00 noon (New York City time) at least
(i) one Business Day in advance of the Conversion/Continuation Date, if the Revolving Loans are to be converted into or continued as Adjusted CD Rate Revolving Loans; (ii) three Business Days in advance of the Conversion/Continuation Date, if the Revolving Loans are to be converted into or continued as LIBOR Revolving Loans; and (iii) on the Conversion/Continuation Date, if the Revolving Loans are to be converted into Base Rate Revolving Loans, specifying:

                  (i)   the Conversion/Continuation Date;

                  (ii) the aggregate amount of Revolving Loans to be converted or renewed;

                  (iii) the Type of Revolving Loans resulting from the proposed conversion or continuation; and

                  (iv) other than in the case of conversions into Base Rate Revolving Loans, the duration of the requested Interest Period.

            (c) If upon the expiration of any Interest Period applicable to any Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, the Company has failed to select timely a new Interest Period to be applicable to such Loans, the Company shall be deemed to have elected to convert such Loans into Base Rate Revolving Loans.

            (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company under this Section, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Revolving Loans held by each Bank with respect to which the notice was given.

            (e) Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Revolving Loan converted into or continued as an Adjusted CD Rate Revolving Loan or a LIBOR Revolving Loan with an Interest Period exceeding one month (in the case of a LIBOR Revolving Loan) or 30 days (in the case of an Adjusted CD Rate Revolving
Loan).

            (f) After giving effect to any conversion or continuation of Revolving Loans, there may not be more than (i) four different Interest Periods in effect in respect of all Adjusted CD Rate Revolving Loans together then outstanding and (ii) four different Interest Periods in effect in respect of all LIBOR Revolving Loans together then outstanding.

      2.05 PROCEDURE FOR SWINGLINE BORROWING. (a) Each Borrowing of Swingline Loans shall be made upon the Company's irrevocable written notice to the Agent as described in Section 10.02 in the form of a Notice of Borrowing prior to 12:00 noon (New York City time) (i) one Business Day prior to the requested Borrowing Date, in the case of a Borrowing comprised of Adjusted CD Rate Swingline Loans, (ii) three Business Days prior to the requested Borrowing Date, in the case of a Borrowing comprised of LIBOR Swingline Loans, and (iii) on the requested Borrowing Date, in the case of a Borrowing comprised of a Base Rate Swingline Loans, specifying: (i) the amount of such Borrowing, which shall be an amount not less than the Minimum Tranche; (ii) the requested Borrowing Date, which shall be a Business Day, and (iii) the duration of the Interest Period applicable to such Borrowing, which shall not be more than 10 days. Upon receipt of the Notice of Borrowing, the Agent will promptly provide the Swingline Banks with a copy thereof.

            (b) Unless each Swingline Bank has received notice prior to 12:00 noon (New York City time) on the relevant Borrowing Date from the Agent (including at the request of any Bank) directing such Swingline Bank not to make the Loan to be made by it as part of the requested Swingline Borrowing as a result a failure to satisfy one or more conditions specified in Article IV; then, subject to the terms and conditions hereof, such Swingline Bank will, not later than 1:00 p.m. (New York City time) on the Borrowing Date specified in such Notice of Borrowing, make the amount of its Swingline Loan to be made by it as part of the requested Swingline Borrowing (which amount shall be equal to its Swingline Commitment Percentage of such Swingline Borrowing) available to the Company by wire transfer of immediately available funds in accordance with written instructions provided to the Agent by the Company. Each Swingline Bank agrees that, if it has received notice described in clause (i) or (ii) above, it will not make the Swingline Loan to be made by it as part of the requested Swingline Borrowing to the Company.

            (c) After giving effect to any Borrowing of Swingline Loans, there may not be more than three different Swingline Borrowings outstanding at any one time.

            (d) The Agent will notify the Banks of any Swingline Borrowing or repayment thereof promptly after any such Borrowing or repayment.

            (e) If (i) any Swingline Loan shall remain outstanding at 12:00 noon (New York City time) on the last day of the Interest Period applicable to such Swingline Loan and by such time on such day the Agent shall have received neither (A) a Notice of Borrowing delivered pursuant to Section 2.03 requesting that Revolving Loans be made pursuant to Section 2.01(a) on such day in an amount at least equal to the principal amount of such Swingline Loan, nor (B) any other notice indicating the Company's intent to repay such Swingline Loan with funds obtained from other sources, or (ii) any Swingline Loan shall remain outstanding during the existence of a Default or Event of Default and the Swingline Banks shall in their sole discretion notify the Agent that such Swingline Banks desire that such Swingline Loan be converted into Revolving Loans; THEN, the Agent shall be deemed to have received a Notice of Borrowing from the Company pursuant to Section 2.03 requesting that Base Rate Revolving Loans be made pursuant to Section 2.01(a) on such day (in the case of the circumstances described in clause (i) above) or on the first Business Day subsequent to the date of such notice from such Swingline Banks (in the case of the circumstances described in clause (ii) above) in an amount equal to the aggregate amount of such Swingline Loan, and the procedures set forth in Sections 2.03(b) and 2.03(c) shall be followed in making such Base Rate Revolving Loans; PROVIDED, that such Base Rate Revolving Loans shall be made notwithstanding the Company's failure to comply with the conditions specified in
Section 4.02; and PROVIDED, FURTHER, that if a Borrowing of Revolving Loans becomes legally impracticable and if so required by the Swingline Banks at the time such Revolving Loans are required to be made by the Banks in accordance with this Section 2.05(f), each Bank agrees that in lieu of making Revolving Loans as described above, such Bank shall purchase a participation from the Swingline Banks in the applicable Swingline Loan in an amount equal to such Bank's Commitment Percentage of the aggregate principal amount of such Swingline Loan, and the procedures set forth in Sections 2.03(b) and 2.03(c) shall be followed in connection with the purchases of such participations. The proceeds of such Base Rate Revolving Loans shall be applied to repay such Swingline Loan. A copy of each notice given by the Agent to the Banks pursuant to this Section 2.05(e) with respect to the making of Revolving Loans or the purchases of participations, as the case may be, shall be promptly delivered by the Agent to the Company. Each Bank's obligation in accordance with this Agreement to make the Revolving Loans or purchase the participations, as contemplated by this Section 2.05(f), shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against any Swingline Bank, the Company or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default; or (3) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

      2.06 INCREASE AND EXTENSION OF COMMITMENTS. (a) The Company shall have the right, without the consent of the Banks but subject to the approval of the Agent (which approval shall not be unreasonably withheld), to effectuate from time to time an increase in the total Commitments under this Agreement by adding to this Agreement one or more Persons that are Eligible Assignees (who shall, upon completion of the requirements stated in this Section, constitute "BANKS" hereunder), or by allowing one or more Banks to increase their Commitments hereunder, so that such added and increased Commitments shall equal the increase in Commitments effectuated pursuant to this Section; PROVIDED that (i) no increase in Commitments pursuant to this Section shall result in the total Commitments exceeding $2,200,000,000 or shall result in the aggregate amount of the increases in the Commitments effectuated pursuant to this Section since the date of this Agreement being in excess of the sum of $200,000,000 plus the aggregate amount (but not greater than $100,000,000) of all non-ratable reductions and terminations of Commitments effectuated pursuant to Section 2.08;
(ii) no Bank's Commitment shall be increased without the consent of such Bank;
(iii) there has occurred and is continuing no Default or Event of Default, and
(iv) there has been no ratable reduction of Commitments pursuant to Section
2.07. The Company shall deliver or pay, as applicable, to the Agent each of the following items with respect to each Eligible Assignee (and each existing Bank whose Commitment will increase) prior to 12:00 noon (New York City time) (A) five Business Days prior to the requested effective date of such increase in the Commitments, if such date is a No Loan Date, or (B) ten Business Days prior to the requested effective date of such increase in the Commitments, if such date is not a No Loan Date:

                  (I) a written notice of the Company's intention to increase the total Commitments pursuant to this Section, which shall specify each new Eligible Assignee, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Agent;

                  (II) a document in form and substance as may be reasonably required by the Agent, executed and delivered by each new Eligible Assignee and each Bank agreeing to increase its Commitment, pursuant to which it becomes a party hereto or increases its Commitment, as the case may be, which document, in the case of a new Eligible

Assignee, shall (among other matters) specify the CD Lending Office, Domestic Lending Office and LIBOR Lending Office of such new Eligible Assignee;

                  (III) if requested by any Eligible Assignee or Bank, a Note in the principal amount of the Commitment of each new Eligible Assignee, or a replacement Note in the principal amount of the increased Commitment of each Bank agreeing to increase its Commitment, as the case may be, executed and delivered by the Company, which Note shall be in form and substance as may be reasonably required by the Agent; and

                  (IV) a non-refundable processing fee of $4,000, for the sole account of the Agent.

Upon receipt of any notice referred to in clause (I) above, the Agent will promptly notify each Bank thereof. Upon execution and delivery of such documents and the payment of such fee, such new Eligible Assignee shall constitute a "BANK" hereunder with a Commitment as specified therein, or such Bank's Commitment shall increase as specified therein, as the case may be. The Company agrees to pay to the Banks on demand any and all amounts to the extent payable pursuant to Section 3.02 as a result of any such prepayment of Loans occasioned by the foregoing increase in Commitments.

            (b) Not less than 30 days nor more than 60 days before the then-current Revolving Commitment Termination Date, the Company may, by written request delivered to the Agent, request that the Revolving Commitment Termination Date be extended for a period of 364 days from the then-current Revolving Commitment Termination Date. The Agent shall notify the Banks of any such request. Such extension shall only be effective upon the approval thereof in writing by the Agent and all of the Banks (which approval may be given or withheld in each such Person's sole discretion). If such approval is given, the Agent will notify the Company and the Banks thereof, and this Agreement shall be deemed to be amended to reflect such 364-day extension of the Revolving Commitment Termination Date. Each request for an extension of the Revolving Commitment Termination Date under this Section shall contain a certification by a Responsible Officer that, as of the date of such request and as of the then current Revolving Commitment Termination Date, (i) the representations and warranties in Article V are and will be true and correct in all material respects on and as of each such date with the same effect as if made on and as of each such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), and (ii) no Default or Event of Default exists or would result from such extension.

      2.07 RATABLE REDUCTION OR TERMINATION OF COMMITMENT. The Company may, upon not less than three Business Days' prior notice to the Agent, terminate all the Commitments, or permanently reduce all the Commitments by $5,000,000 or any multiple thereof, unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, (i) the then-outstanding principal amount of all Revolving Loans and Swingline Loans would exceed the amount of the combined Commitments of all the Banks then in effect, or (ii) the then-outstanding principal amount of all Swingline Loans would exceed the amount of the combined Swingline Commitments of all the Swingline Banks then in effect, as adjusted pursuant to the last sentence of this Section 2.07. Once reduced in accordance with this Section, the Commitments may not be increased. Any such reduction of the Commitments shall be applied ratably to each Bank's Commitment according to its Commitment Percentage. At no time shall the combined Swingline Commitments exceed the combined Commitments of all the Banks, and any reduction of the Commitments which reduces the combined Commitments of all the Banks below the then-current amount of the combined Swingline Commitments shall result in an automatic corresponding reduction of the Swingline Commitments (ratably in accordance with the respective Swingline Commitment Percentages of the Swingline Banks) to the amount of the combined Commitments of all the Banks, as so reduced, without any action on the part of the Swingline Banks.

      2.08 NON-RATABLE REDUCTION OR TERMINATION OF COMMITMENTS. The Company shall have the right, without the consent of any Bank, but subject to the approval of the Agent (which approval shall not be unreasonably withheld), to reduce in part or to terminate in whole the Commitment of one or more Banks non-ratably, PROVIDED that (i) the effective date of any such reduction or termination of Commitments shall be a No Loan Date, (ii) after giving effect thereto and to any prepayments of Swingline Loans made on the effective date thereof, the then-outstanding principal amount of all Swingline Loans shall not exceed the amount of the combined Swingline Commitments then in effect, as adjusted pursuant to the penultimate sentence of this Section 2.08; (iii) on the effective date of any such reduction or termination (x) no Default or Event of Default shall have occurred and be continuing, (y) the senior unsecured long-term debt of the Company is rated BBB- or better by S&P or Baa3 or better by Moody's, and (z) the Company shall pay to any Bank whose Commitment is terminated all amounts owed by the Company to such Bank under this Agreement (including accrued commitment fees), (iv) the aggregate amount of each non-ratable reduction shall be at least $5,000,000, and (v) the aggregate amount of all such non-ratable reductions and terminations of Commitments since the date of this Agreement shall not exceed the sum of $100,000,000, plus the aggregate amount (but not greater than $100,000,000) of all increases in Commitments effectuated pursuant to Section 2.06. At no time shall the combined Swingline Commitments exceed the combined Commitments of the Banks, and any reduction of the Commitment of one or more Banks non-ratably which reduces the combined Commitments of the Banks below the then-current amount of the combined Swingline Commitments shall result in an automatic corresponding reduction of the Swingline Commitments (ratably in accordance with the respective Swingline Commitment Percentages of the Swingline Banks) to the amount of the combined Commitments of the Banks, as so reduced, without any action on the part of the Swingline Banks. The Company shall give the Agent three Business Days' notice of the Company's intention to reduce or terminate any Commitment pursuant to this Section.

      2.09 OPTIONAL AND MANDATORY PREPAYMENTS. (a) Subject to Section 3.02, the Company may, at any time or from time to time by irrevocable notice to the Agent, not later than 12:00 noon (New York City time) (i) one Business Day prior to a prepayment of any CD Loan, (ii) three Business Days prior to a prepayment of any Offshore Loan, or (iii) on the

Business Day of a prepayment of any Base Loan, ratably prepay Loans in whole or in part, in minimum amounts of $5,000,000 or any multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment, whether the Loans to be prepaid are Revolving Loans or Swingline Loans, the Type(s) of any Loans to be prepaid and the specific Borrowing or Borrowings pursuant to which such Loans were made. The Agent will promptly notify each Bank, in the case of the prepayment of Revolving Loans, or each Swingline Bank, in the case of the prepayment of Swingline Loans, of its receipt of any such notice, and of such Bank's Commitment Percentage or Swingline Commitment Percentage of such prepayment, as applicable. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount of Offshore Loans prepaid.

            (b) Immediately upon the occurrence of any Specified Transaction or at any time prior to the date that is 180 days after the date of consummation of such Specified Transaction, the Agent shall at the request of, and may with the consent of, the Majority Banks, in their sole and absolute discretion, (i) by notice to the Company pursuant to Section 10.02, declare the outstanding principal amount of all Loans, together with accrued interest, amounts payable pursuant to Section 3.02 and all other amounts outstanding hereunder, to be immediately due and payable, whereupon such amounts shall immediately be paid by the Company, and (ii) by notice to the Company pursuant to Section 10.02, declare the obligation of each Bank to make Loans, including the obligation of the Swingline Banks to make Swingline Loans, terminated, whereupon such obligations shall be terminated immediately.

            (c) On the date of any increase in the total Commitments pursuant to
Section 2.06, the Company shall prepay all Revolving Loans outstanding on such date, together with accrued interest thereon and amounts payable pursuant to
Section 3.02; PROVIDED, HOWEVER, that, notwithstanding the foregoing sentence, if after giving effect to such an increase in the total Commitments there are no new Banks hereunder and the Commitment Percentage of each Bank is unchanged from its Commitment Percentage immediately prior to such increase, then the Company shall not be required to prepay any Revolving Loans and related amounts outstanding on such date.

            (d) Any mandatory prepayment under subsection (b) or (c) of this Section shall be made by the Company without presentment, demand, protest or other notice of any kind, except as provided in subsection (b), all of which are expressly waived by the Company.

      2.10 REPAYMENT. (a) The Company shall repay to the Agent for the account of each Bank on the Final Maturity Date the aggregate principal amount of all Revolving Loans of such Bank outstanding on such date. The Company shall repay to the Agent for the account of each Swingline Bank the outstanding principal amount of each Swingline Loan of such Swingline Bank on the last day of the Interest Period applicable thereto.

            (b) Each Bank shall maintain in accordance with its usual and customary practice an account or accounts evidencing the indebtedness of the Company to such Bank resulting from each Loan made by such Bank, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

            (c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Bank hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Banks and each Bank's share thereof.

            (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be, in the absence of manifest error PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Bank or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Company to repay the Loans in accordance with the terms of this Agreement.

      2.11 INTEREST. (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date until paid at a rate per annum equal to the Adjusted CD Rate, the LIBOR Rate or the Base Rate, as the case may be (and subject, in the case of Revolving Loans, to the Company's right to convert to other Types of Revolving Loans under Section 2.04), plus, in the case of CD Loans and Offshore Loans, the Applicable Margin; PROVIDED, HOWEVER, that in no event shall the applicable rate payable to any Bank exceed the Highest Lawful Rate applicable to such Bank.

            (b) Interest on each Loan shall be paid to the Agent for the account of each Bank, in the case of Revolving Loans, or each Swingline Bank, in the case of Swingline Loans, in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Loans under Section
2.09 for the portion of the Offshore Loans so prepaid and upon payment in full thereof.

            (c) Any principal amount of any Loan which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, to the extent permitted by law, from the date on which such amount became due until such amount is paid in full, payable on demand, at a rate per annum. equal at all times to the sum of the Base Rate in effect from time to time plus 1.50% per annum, PROVIDED, HOWEVER, that in no event shall such rate as to any Bank exceed the Highest Lawful Rate applicable to such Bank.

      2.12 FEES. The Company agrees to pay to the Agent for the account of each Bank a commitment fee on the actual daily amount by which such Bank's Commitment exceeds the aggregate outstanding principal amount of such Bank's Revolving Loans, from the Closing Date until the Revolving Commitment Termination Date at a rate per annum equal to the Applicable Fee Amount, payable in arrears on the last Business Day of each calendar quarter during the term of such Bank's Commitment, and on the Revolving Commitment

Termination Date. The Company shall pay to the Agent for its own account and the account of the Arranger such additional fees as are set forth in the fee letter dated September 6, 2000.

      2.13 COMPUTATION OF FEES AND INTEREST. All computations of interest for Base Rate Revolving Loans and Base Rate Swingline Loans, when the Base Rate is determined according to clause (b) of the definition of "Base Rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (but not to exceed as to any Bank the Highest Lawful Rate applicable to such Bank). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

      2.14 INTEREST RATE DETERMINATION AND PROTECTION. (a) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Adjusted CD Rate or LIBOR Rate, as applicable. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, subject to subsection (c) below, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

            (b) The Agent shall give prompt notice to the Company and the Banks of the applicable interest rate determined by the Agent for purposes of Section 2.11(a).

            (c) If fewer than two Reference Banks furnish timely information to the Agent for determining the LIBOR Rate for any LIBOR Revolving Loans or the Adjusted CD Rate for any Adjusted CD Rate Revolving Loans,

                  (i) the Agent shall forthwith notify the Company and the Banks that the interest rate cannot be determined for such LIBOR Revolving Loans or Adjusted CD Rate Revolving Loans, as the case may be,

                  (ii) each such Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Revolving Loan (or if such Loan is then a Base Rate Revolving Loan, will continue as a Base Rate Revolving Loan), and

                  (iii) the obligation of the Banks to make, or to convert Revolving Loans into or continue Revolving Loans as, Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, as the case may be, shall be suspended until the Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist.

            (d) With respect to any Offshore Loan or CD Loan, upon request by the Company, the Agent shall provide to the Company the information furnished by each Reference Bank to enable the Agent to determine the LIBOR Rate or the Adjusted CD Rate, as the case may be, for such Loan.

            (e) If, with respect to any Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, the Majority Banks notify the Agent that the applicable interest rate for any Interest Period for such Loans cannot be reasonably determined or will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, as the case may be, for such Interest Period, the Agent shall forthwith so notify the Company and the Banks, whereupon

                  (i) each such Revolving Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Revolving Loan (or, if such Revolving Loan is then a Base Rate Revolving Loan, will continue as a Base Rate Revolving Loan), and

                  (ii) the obligation of the Banks to make, or to convert Revolving Loans into or continue Revolving Loans as, Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, as the case may be, shall be suspended until the Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist.

            (f) If two or more Swingline Banks notify the Agent that the applicable interest rate for any Interest Period for any Adjusted CD Rate Swingline Loans or LIBOR Swingline Loans cannot be reasonably determined or will not adequately reflect the cost to such Swingline Banks of making, funding or maintaining such Loans, the Agent shall forthwith so notify the Company, whereupon the obligations of the Swingline Banks to make Adjusted CD Rate Swingline Loans or LIBOR Swingline Loans, as the case may be, shall be suspended until the Agent shall notify the Company that the circumstances causing such suspension no longer exist.

      2.15 PAYMENTS BY THE COMPANY. (a) Except as otherwise expressly provided herein, all payments by the Company shall be made in Dollars to the Agent for the account of the Banks, in the case of Revolving Loans, or the Swingline Bank, in the case of Swingline Loans, at the Agent's Payment Office and shall be made without setoff, recoupment or counterclaim. Such payments shall be made in immediately available funds no later than 2:00 p.m. (New York City time) on the date specified herein. The Agent will promptly distribute to each Bank its Commitment Percentage share (or other applicable share as expressly provided herein), in the case of Revolving Loans, or its Swingline Commitment Percentage share, in the case of Swingline Loans, of such payment in like funds as received. Any payment received by the Agent later than the time specified above shall be deemed to have been received on the following Business Day, and any applicable interest or fee shall continue to accrue.

            (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

            (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks or the Swingline Banks, as the case may be, that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds, and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank or Swingline Bank, as the case may be, on such due date an amount equal to the amount then due such Bank or Swingline Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank or Swingline Bank, as applicable, shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

      2.16 PAYMENTS BY THE BANKS TO THE AGENT. (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the proposed Borrowing Date, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Commitment Percentage, in the case of a Revolving Loan Borrowing, or Swingline Commitment Percentage, in the case of a Swingline Borrowing, the Agent may assume that each Bank, in the case of a Revolving Loan Borrowing, or Swingline Bank, in the case of a Swingline Borrowing, has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

            (b) The failure of any Bank to make any Revolving Loan or Swingline Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Revolving Loan or Swingline Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan or Swingline Loan to be made by such other Bank on any Borrowing Date.

      2.17 SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any non-pro rata payment

(whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment with each of them in accordance with their Commitment Percentages; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's Commitment Percentage (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.

                               ARTICLE III

                 TAXES, YIELD PROTECTION AND ILLEGALITY

      3.01 TAXES. (a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any Note shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

            (b) To the fullest extent permitted by applicable law, the Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.01) paid by such Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor in accordance with this Section 3.01(b).

            (c) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable under this Agreement or any Note to any Bank or the Agent, then: (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.01) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the Company shall make such deductions and withholdings; and (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

            (d) Notwithstanding anything to the contrary contained in this Agreement, each of the Company and the Agent shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable under this Agreement or any Note for the account of any Bank (without indemnification or the payment by the Company of increased amounts pursuant to clause (a), (b) or (c) above) other than a Bank (i) which is a domestic corporation (as defined in Section 7701 of the Code) for federal income tax purposes or (ii) which has the Prescribed Forms on file with the Company and the Agent for the applicable year, PROVIDED that if the Company shall so deduct or withhold any such taxes, it shall provide a statement to the Agent and such Bank, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Bank or the Agent may reasonably request to assist such Bank or the Agent in obtaining any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Bank is subject to tax.

            (e) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish to the Agent the original or a certified copy of a receipt (if available) evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

            (f) Each Bank shall use reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Lending Office or change the jurisdiction of its Lending Office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to eliminate any such additional payment by the Company which may thereafter accrue; PROVIDED that no such selection or change shall be made if, in the sole judgment of such Bank, such selection or change would be disadvantageous to such Bank.

      3.02 BREAKAGE COSTS. If (a) any payment of principal of any CD Loan or Offshore Loan is made by the Company prior to the last day of an Interest Period relating to such Loan, or (b) the Company fails to borrow a Borrowing consisting of a CD Loan or an Offshore Loan on the date for such Borrowing specified in the Notice of Borrowing (except as permitted by and subject to the provisions of Sections 2.14(c), (e) and (f) and 3.04), then upon demand by any Bank, the Company shall pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any losses, costs or expenses which it may reasonably incur as a result of such payment, including any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Borrowing, but not including any cost of termination or liquidation of any hedge or related trading position (such as a rate swap, basis swap, forward rate transaction, interest rate option, cap, collar or floor transaction, swaption, or any other, similar transaction). For purposes of calculating amounts payable by the Company to the Banks under this Section 3.02,
(i) each Offshore Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR Rate used in determining such Offshore Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Loan is in fact so funded, and (ii) each CD Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Certificate of Deposit Rate used in determining the Adjusted CD Rate for such CD Loan by the issuance of its certificate of deposit in a comparable amount and for a comparable period, whether or not such CD Loan is in fact so funded.

      3.03 INCREASED COSTS. (a) If, due to either: (i) after the date hereof, the introduction of or any change (other than any change by way of imposition or increase of reserve requirements pursuant to Section 3.05) in or in the interpretation of any law or regulation by a Governmental Authority charged with the interpretation or administration thereof, or (ii) the compliance with any guideline enacted after the date hereof or request received after the date hereof from any Governmental Authority (whether or not having the force of law) the effect of which is to impose or modify any reserve, special deposit, insurance assessment, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any Bank (other than reserves maintained as provided for in Section 3.05), there shall be any actual increase in the cost to such Bank of agreeing to make or making, funding or maintaining any CD Loan or Offshore Loan, then the Company shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such actual increased cost. Promptly after any Bank becomes aware of any such introduction, change or proposed compliance, such Bank shall notify the Company thereof. No Bank shall be permitted to recover increased costs incurred or accrued more than 90 days prior to the date such notice is given to the Company, unless such change in law, regulation, enactment or request giving rise to increased costs hereunder is retroactive in effect and such Bank gives notice of demand for compensation not later than 90 days from the date on which such law or regulation is in effect or such enactment or request occurs.

            (b) If the Company so notifies the Agent within five Business Days after any Bank notifies the Company of any increased cost pursuant to the provisions of Section 3.03(a), the Company shall convert all Revolving Loans of the Type affected by such increased cost of all Banks then outstanding into Revolving Loans of another Type in accordance with Section 2.04 and, additionally, reimburse such Bank for such increased cost in accordance with
Section 3.03(a).

            (c) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) or the corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has the effect of increasing the amount of capital required or expected to be maintained as a result of its Commitment hereunder, such Bank shall have the right to give prompt written notice to the Company with a copy to the Agent, which notice shall notify the Company of the additional amounts as shall be required to compensate such Bank for the increased cost to such Bank as a result of such increase in capital and shall certify that such costs are generally being charged by such Bank to other similarly situated borrowers under similar credit facilities and such amounts shall be paid promptly by the Company. No Bank shall be permitted to recover increased costs incurred or accrued more than 90 days prior to the date such notice is given to the Company, unless such adoption, change, request or directive giving rise to increase in capital is adopted or required retroactively and such Bank gives notice of demand for compensation not later than 90 days from the date on which such adoption, change, request or directive occurs.

            (d) Each Bank shall use its best efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Lending Office or change the jurisdiction of its Lending Office, as the case may be, so as to avoid the imposition of any increased costs under this Section 3.03 or to eliminate the amount of any such increased cost which may thereafter accrue; PROVIDED that no such selection or change of the jurisdiction for its Lending Office shall be made if, in the reasonable judgment of such Bank, such selection or change would be disadvantageous to such Bank.

      3.04 ILLEGALITY. Notwithstanding any other provision of this Agreement, if any Bank shall notify the Agent that, after the date hereof, the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any Governmental Authority shall assert that it is unlawful, for any Bank or its LIBOR Lending Office to make any Offshore Loans or to continue to fund or maintain any Offshore Loan hereunder, then, on notice thereof and demand therefor by such Bank to the Company, (i) the obligation of such Bank to make Offshore Loans and to convert Revolving Loans into LIBOR Revolving Loans shall be suspended until the Agent shall notify the Company that the circumstances causing such suspension no longer exist, and (ii) the Company shall, if permitted by applicable law, convert on the last day of the applicable Interest Period, and if not so permitted, forthwith convert all LIBOR Revolving Loans of all Banks then outstanding into Revolving Loans of another Type in accordance with Section 2.04.

      3.05 RESERVES ON OFFSHORE LOANS. If any Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), and if as a result thereof there is an increase in the cost to such Bank of agreeing to make or making, funding or maintaining Offshore Loans, the Company shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts, as additional interest hereunder, sufficient to compensate Bank for such increased cost. Increased costs under this Section 3.05 shall be payable by the Company on each Interest Payment Date on such Offshore Loans, PROVIDED that the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank falls to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. No Bank shall be permitted to recover additional interest incurred or accrued more than 90 days prior to the date such notice is given to the Company, unless any such reserve requirement giving rise to additional interest hereunder is made or announced retroactively and such Bank gives notice of demand for compensation not later than 90 days from the date on which such requirement is in effect.

      3.06 REPLACEMENT OF BANK; TERMINATION OF BANK. In the event that any Bank makes a demand for payment pursuant to Sections 3.01 or 3.03, or any Bank has suspended its funding of Offshore Loans pursuant to Section 3.04, the Company shall have the right, if no Default or Event of Default then exists, to either replace such Bank in accordance with subsection (a) of this Section 3.06 or terminate such Bank's Commitment in accordance with subsection (b) of this
Section 3.06. If any Banks that are not Affiliates as of the Closing Date become Affiliates after the Closing Date (each such Bank, a "NEW AFFILIATE BANK"), the Company shall have the right, if no Default or Event of Default then exists, to either replace each such New Affiliate Bank (other than the New Affiliate Bank having the largest Commitment) in accordance with subsection (a) of this Section
3.06 or terminate each such New Affiliate Bank (other than the New Affiliate Bank having the largest Commitment) in accordance with subsection (b) of this
Section 3.06.

            (a) If the Company determines to replace a Bank pursuant to this
Section 3.06, the Company shall have the right to replace such Bank with an entity that is an Eligible Assignee (a "REPLACEMENT BANK"); PROVIDED that such Replacement Bank, (i) if it is not already a Bank, shall be reasonably acceptable to the Agent, (ii) shall unconditionally offer in writing (with a copy to the Agent) to purchase all of such Bank's rights hereunder and interest in the Loans owing to such Bank and the Note held by such Bank without recourse at the principal amount of such Note plus interest and fees accrued thereon to the date of such purchase on a date therein specified, and (iii) shall, along with the Bank to be replaced, execute and deliver to the Agent an Assignment and Acceptance pursuant to which such Replacement Bank becomes a party hereto with a Commitment equal to that of the Bank being replaced, including, in the case of the replacement of the Swingline Bank, the Swingline Commitment, which document shall (among other matters) specify the CD Lending Office, Domestic Lending Office and LIBOR Lending Office of such Replacement Bank. Upon satisfaction of the requirements set forth in the first sentence of this Section 3.06(a), acceptance of such offer to purchase by the Bank to be replaced, payment to such Bank of the purchase price in immediately available funds, and the payment by the Company of all requested unpaid costs accruing to the date of purchase which the Company is obligated to pay under Section 3.02 and all other amounts owed by the Company to such Bank (other than the principal of and interest on the Loans of such Bank purchased by the Replacement Bank and interest and fees accrued thereon to the date of purchase), and payment by the Replacement Bank to the Agent of a non-refundable processing fee of $4,000, the Replacement Bank shall constitute a "Bank" hereunder with a Commitment as so specified and the Bank being so replaced shall no longer constitute a "Bank" hereunder (with the signature pages and Schedule 2.01 being deemed amended to reflect same) and such Bank shall be relieved of its obligations hereunder. If, however, (x) a Bank accepts such an offer and such proposed Replacement Bank fails to purchase such rights and interest on such specified date in accordance with the terms of such offer, the Company shall continue to be obligated to pay the increased costs or additional amounts due to such Bank pursuant to Section 3.01, 3.03 or 3.05 (if a demand for repayment of increased costs or additional amounts pursuant to any of such Sections is the basis for the proposed replacement), as the case may be, or (y) the Bank proposed to be replaced fails to accept such purchase offer, the Company (if the basis for the proposed replacement is a demand for payment of increased costs or additional amounts pursuant to Sections 3.01, 3.03 or 3.05) shall not be obligated to pay to such Bank such increased costs or additional amounts to the extent incurred or accrued from and after the date of such purchase offer, but in each of the cases set forth in clauses (x) and (y), the Company shall continue to have the right to terminate such Bank's Commitment in accordance with Section 3.06(b).

            (b) In the event that the Company determines to terminate a Bank's Commitment pursuant to this Section 3.06 which, in the case of a Swingline Bank, includes the Swingline Commitment, the Company shall give notice to such Bank of the Company's election to terminate (a copy shall be sent to the Agent), and such termination shall become effective 15 days thereafter unless such Bank withdraws its request for additional compensation (with respect to a proposed termination based on a request for additional compensation) or reinstates its funding of Offshore Loans (with respect to a proposed termination based on a suspension of funding of Offshore Loans). On the date of the termination of the Commitment of any Bank pursuant to this Section 3.06(b), (x) the Company shall deliver notice of the effectiveness of such termination to such Bank and to the Agent, (y) the Company shall pay all amounts owed by the Company to such Bank under this Agreement or under the Note payable to such Bank (including principal of and interest on the Loans owed to such Bank, accrued and unpaid commitment fees and amounts specified in such Bank's notice (if any) delivered pursuant to Sections 3.01, 3.03 or 3.05 as the case may be, with respect to the period prior to such termination) and (z) upon the occurrence of the events set forth in clauses (x) and (y), such Bank shall cease to be a "Bank" hereunder for all purposes (except for purposes of the provisions of this Agreement which by their terms survive the termination of this Agreement) and such Bank shall be relieved of its obligations hereunder.

      3.07 REALLOCATION OF COMMITMENTS IN EVENT OF MERGER, ETC. If after the Closing Date any Bank merges or consolidates with or into one or more other Banks, the surviving entity of such merger or consolidation (the "SURVIVING BANK") shall at the request of the Company, if no Default or Event of Default then exists, assign all or a portion of its Resulting Increased Commitment (as defined below) to one or more entities selected by the Company that are Eligible Assignees (each an "ACQUIRING ENTITY"); PROVIDED that (i) each Acquiring Entity shall unconditionally offer in writing (with a copy to the Agent) to purchase a portion of the Surviving Bank's Resulting Increased Commitment and the portion of the Revolving Loans owing to the Surviving Bank and the Note or Notes held by the Surviving Bank allocable to the amount of the Resulting Increased Commitment to be acquired; (ii) the portion of the Resulting Increased Commitment of the Surviving Bank acquired by each Acquiring Entity shall be in integral multiples of $1,000,000; (iii) the purchase price to be paid by the Acquiring Entity shall be the outstanding principal amount of the Revolving Loans owed to the Surviving Bank on the date of purchase (plus unpaid interest and fees accrued thereon) that are allocable to the amount of the Resulting Increased Commitment being acquired; (iv) each Acquiring Entity, if it is not already a Bank, shall be reasonably acceptable to the Agent; and (v) if any of the Surviving Bank's Loans must be prepaid prior to the last day of the Interest Period relating to such Loans, the Company shall pay all amounts payable under Section 3.02 of this Agreement. Each assignment hereunder shall be accomplished in accordance with, and subject to the terms and conditions contained in, the third sentence of Section 10.07(c), and to the extent of any such assignment, the Surviving Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment. To the extent that the Surviving Bank's Resulting Increased Commitment is not acquired by an Acquiring Entity, the Company shall have the right to terminate the Surviving Bank's Resulting Increased Commitment by notice given to the Agent and such Bank within 180 days after the effective date of such merger or consolidation. The termination shall be effective 15 days thereafter, PROVIDED that on the date of termination the Company shall have paid to the Surviving Bank all amounts owed by the Company to the Surviving Bank allocable to the amount of the Surviving Bank's Resulting Increased Commitment being terminated (including principal of the Revolving Loans owed to the Surviving Bank allocable to the portion of the Resulting Increased Commitment being terminated plus interest and fees accrued on such portion). The amounts owed by the Company to the Surviving Bank under this Agreement that are allocable to the amount of the Resulting Increased Commitment being acquired or terminated pursuant to this
Section 3.07 shall be the product of (a) all amounts owed by the Company to the Surviving Bank hereunder on the date of acquisition or termination (including the outstanding principal amount of the Revolving Loans owed to the Surviving Bank and unpaid interest and fees accrued thereon), and (b) a fraction having as its numerator the amount of the Resulting Increased Commitment being acquired or terminated and having as its denominator the total amount of the Surviving Bank's Commitment without giving effect to such acquisition or termination. For the purposes of this Section 3.07, "RESULTING INCREASED COMMITMENT" shall mean
(a) the total combined Commitment of the Surviving Bank immediately following a merger or consolidation contemplated by this Section 3.07, minus (b) the amount of the largest Commitment (immediately prior to such merger or consolidation) of any Bank that was a party to such merger or consolidation, excluding the Swingline Commitment in the event the Swingline Bank is a Surviving Bank.

      3.08 CERTIFICATES OF BANKS. Any Bank claiming reimbursement or compensation under this Article III shall, as part of each notice and demand for payment required under this Article III, deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount and basis of the reimbursement or compensation payable to the Bank hereunder, certifying that such Bank is generally charging such reimbursement or compensation to other similarly situated borrowers under similar credit facilities, and such certificate shall be conclusive and binding on the Company in the absence of manifest error; PROVIDED that the determination of such amount shall be made in good faith in a manner generally consistent with such Bank's standard practices.

      3.09 SURVIVAL. The agreements and obligations of the Company in this
Article III shall survive the payment of all other Obligations.

                               ARTICLE IV

                          CONDITIONS PRECEDENT

      4.01 CONDITIONS OF INITIAL LOANS. The obligation of each Bank to make its initial Loan hereunder, including the obligation of each Swingline Bank to make its initial Swingline Loan, is subject to the condition that the Agent have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank:

            (a) CREDIT AGREEMENT. This Agreement executed by each party thereto;

            (b) RESOLUTIONS; INCUMBENCY. (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and (ii) a certificate of the Secretary or Vice President of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver each Loan Document to be executed by the Company;

            (c) ORGANIZATION DOCUMENTS: GOOD STANDING. Each of the following documents: (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and (ii) a good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and of the State of Texas dated as of a recent date;

            (d) LEGAL OPINIONS. An opinion of Linda S. Auwers, Vice President and Associate General Counsel of the Company, addressed to the Agent and the Banks, substantially in the form of EXHIBIT D-1, and an opinion of Maureen Fay, Senior Counsel - Worldwide Sales and Services of the Company, addressed to the Agent and the Banks, substantially in the form of EXHIBIT D-2;

            (e) OFFICER'S CERTIFICATE. A certificate signed by a Responsible Officer of the Company, dated as of the Closing Date, stating that

                  (i) the representations and warranties contained in Article V are true and correct in all material respects on and as of such date, and

                  (ii) no Default or Event of Default exists or would result from the initial Borrowing;

            (f) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Agent or any Bank may reasonably request.

      4.02 CONDITIONS TO ALL BORROWINGS. The obligation of each Bank to make any Loan, including the obligation of each Swingline Bank to make any Swingline Loan, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

            (a) NOTICE OF BORROWING. The Agent shall have received a Notice of Borrowing;

            (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in Article V shall be true and correct in all material respects on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); and

            (c) NO EXISTING DEFAULT. No Default or Event of Default exists or would result from such Borrowing.

Each Notice of Borrowing submitted by the Company hereunder, and each making of a Borrowing by the Company, shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice or request and as of each Borrowing Date, that the conditions in Section 4.02 are satisfied.

                                ARTICLE V

                     REPRESENTATIONS AND WARRANTIES

      The Company represents and warrants to the Agent and each Bank that:

      5.01 CORPORATE EXISTENCE. The Company and each of its Restricted Subsidiaries is duly incorporated or otherwise formed, validly existing and (if applicable) in good standing in each case under the laws of its jurisdiction of incorporation or formation and has all requisite power and all authority as a corporation, partnership or other form of business organization, governmental licenses, authorizations, certificates, consents and approvals required to carry on in all material respects their respective businesses as now conducted.

      5.02 CORPORATE POWER. The execution, delivery and performance by the Company of the Loan Documents and the consummation of the transactions contemplated by such Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (a) the Company's charter or bylaws, (b) any law or regulation applicable to the Company, or (c) any material ("material" for the purposes of this representation meaning creating a liability of $100,000,000 or more) agreement binding on the Company, or, to its knowledge, any other agreement binding on the Company.

      5.03 AUTHORIZATION AND APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Company of the Loan Documents or the consummation of the transactions contemplated by such Loan Documents.

      5.04 ENFORCEABLE OBLIGATIONS. This Agreement has been duly executed and delivered by the Company. This Agreement is, and, when executed and delivered in accordance with this Agreement, each Note will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and by general principles of equity.

      5.05 FINANCIAL STATEMENTS. The audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1999, and the related audited consolidated statements of income and cash flows for the fiscal year then ended (as shown on the Company's Form 10-K for the year ended December 31, 1999) and the unaudited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2000 and the related unaudited statements of income and cash flows for the fiscal quarter then ended (as shown on the Company's Form 10-Q for the quarter ended June 30, 2000), fairly present the consolidated financial condition of the Company and its Subsidiaries as of such dates and the consolidated results of operations of the Company and its Subsidiaries for such fiscal periods, all in accordance with GAAP except as otherwise expressly noted therein, subject (in the case of the unaudited balance sheet and income statement) to changes resulting from normal year-end audit adjustments.

      5.06 LITIGATION. Except as disclosed in the Company's Form 10-K for the year ended December 31, 1999, or the Company's Forms 10-Q for the quarters ended March 31 and June 30, 2000, which were delivered to the Banks prior to the date hereof, or as further disclosed by the Company to the Banks and the Agent in writing prior to the date hereof, there is no pending or, to the knowledge of the Company, threatened action or proceeding affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator, in which there is a reasonable likelihood of an adverse decision which could materially adversely affect the consolidated financial condition or operations of the Company and its Subsidiaries, taken as a whole. There is no pending or, to the knowledge of the Company, threatened action or proceeding affecting the Company which purports to affect the legality, validity, binding effect or enforceability of any of the Loan Documents.

      5.07 REGULATION U. Following the application of the proceeds of each Loan, not more than 25% of the value of the assets of the Company which are subject to any arrangement with the Agent or any Bank (herein or otherwise) whereby the Company's or any Subsidiary's right or ability to sell, pledge or otherwise dispose of assets is in any way restricted will be Margin Stock.

      5.08 INVESTMENT COMPANY ACT. Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      5.09 ERISA. The Company is in compliance with all applicable provisions of ERISA except where the failure to comply would not have a Material Adverse Effect.

      5.10 HOLDING COMPANY. Neither the Company nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      5.11 ENVIRONMENTAL CONDITION. Except as disclosed in the Company's Form 10-K Report for the year ended December 31, 1999 or in the Company's Form 10-Q Report for the quarter ended June 30, 2000, or as further disclosed by the Company to the Banks and the Agent in writing, the aggregate contingent and non-contingent liabilities of the Company and its Subsidiaries which are presently known to any Responsible Officer and are reasonably expected to arise in connection with (a) the requirements of Environmental Protection Statutes or
(b) any obligation or liability to any Person in connection with any Environmental matters, including any release or threatened release of any Hazardous Substance or Hazardous Waste, do not exceed 10% of the Consolidated Tangible Net Worth of the Company (excluding such liabilities to the extent covered by insurance if the insurer has confirmed that such insurance covers such liabilities).

      5.12 NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no material adverse change in the business, consolidated financial position or consolidated results of operation of the Company and its Subsidiaries taken as a whole.

                               ARTICLE VI

                          AFFIRMATIVE COVENANTS

      So long as any Bank shall have any Commitment hereunder, any Swingline Bank shall have any Swingline Commitment, or any Note shall remain unpaid, the Company will, unless the Majority Banks waive compliance in writing:

      6.01 COMPLIANCE WITH LAWS, ETC. Comply and cause each of its Subsidiaries to comply in all material respects with all applicable laws, rules, regulations and orders, including compliance with the requirements of ERISA and Environmental Protection Statutes and the payment and discharge before delinquency of all taxes, assessments and governmental charges or levies imposed upon the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries, in each case to the extent that the failure to comply, pay or discharge would have a Material Adverse Effect; PROVIDED that neither the Company nor any Subsidiary of the Company shall be required to pay any such tax, assessment, charge or levy or comply with any requirement which is being contested in good faith and adequately reserved against to the extent required by GAAP.

      6.02 REPORTING REQUIREMENTS. Furnish to the Agent and each of the Banks:

            (a) promptly after the filing or sending thereof and in any event not later than 115 days after the end of each fiscal year, a copy of the Company's annual report which it sends to its public security holders and a copy of the Company's report on Form 10-K which the Company files with the SEC for such year, together with a duly-completed Compliance Certificate;

            (b) promptly after the filing thereof, and in any event within 60 days after the end of each of the first three fiscal quarters during each fiscal year, the Company's report on Form 10-Q which the Company files with the SEC for such quarter together with a duly completed Compliance Certificate;

            (c) promptly, but in any event within five Business Days after a Responsible Officer of the Company has obtained knowledge thereof, a notice of each Default or Event of Default, together with a statement of a Responsible Officer setting forth the details of such Default or Event of Default and the actions which the Company has taken and proposes to take with respect thereto;

            (d) promptly after the filing or receipt thereof, notice of filing or receipt of each of the reports on Form 8-K and each Schedule 13D (and any amendment thereto), if any, which the Company files with the SEC or receives, together with a copy of such filing;

            (e) promptly upon any Responsible Officer becoming aware thereof, notice of any transaction or event that is, or is reasonably anticipated to result in, a Specified Transaction or a Change in Control as to the Company;

            (f) promptly upon such date becoming reasonably determinable by any Responsible Officer (but no later than two Business Days after the effective date of any Specified Transaction or Change in Control), notice of the effective date of any Specified Transaction or Change in Control as to the Company; and

            (g) such other information respecting the condition or operations, financial or otherwise, of the Company and its Subsidiaries as any Bank through the Agent may from time to time reasonably request.

Reports required to be delivered pursuant to subsections (a), (b) and (d) of this Section 6.02 shall be deemed to have been delivered on the date on which the Company posts such reports on the Company's website on the Internet at www.compaq.com or when such report is posted on the SEC's website at www.sec.gov; provided that the Company shall deliver paper copies of the reports referred to in subsection (a), (b) and (d) of this Section 6.02 to the Agent or any

Bank who requests the Company to deliver such paper copies until written notice to cease delivering paper copies is given by the Agent or such Bank and provided further, that in every instance the Company shall provide paper copies of the Compliance Certificate required by subsections (a) and (b) to the Agent and each Bank until such time as the Agent shall provide the Company written notice otherwise.

      6.03 USE OF PROCEEDS. Use the proceeds of the Loans for general corporate purposes.

      6.04 MAINTENANCE OF INSURANCE. Maintain, and cause each of its Restricted Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company and its Restricted Subsidiaries operate, PROVIDED that the Company and its Restricted Subsidiaries may self-insure to the extent and in the manner normal for companies of like size, type and financial condition. The Company may maintain its Restricted Subsidiaries' insurance on behalf of them.

      6.05 CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each of its Restricted Subsidiaries to preserve and maintain, its corporate existence, rights and franchises; PROVIDED, HOWEVER, that no Event of Default shall arise under this Section 6.05 as a result of any Specified Transaction if any prepayment required under Section 2.09(b) is timely made, or as a result of the termination of existence, rights and franchises of any Restricted Subsidiary pursuant to any merger or consolidation to which such Restricted Subsidiary is a party, and PROVIDED, FURTHER, that the Company or any Restricted Subsidiary shall not be required to preserve any right or franchise if the Company or such Restricted Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Restricted Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Banks.

      6.06 VISITATION RIGHTS. From time to time and so long as any visit or inspection will not unreasonably interfere with the operations of the Company and its Restricted Subsidiaries, upon reasonable notice, permit the Agent and any Bank or any agents or representatives thereof to examine the financial records and books of account of, and visit and inspect the properties of, the Company and any such Restricted Subsidiary, and to discuss the affairs, finances and accounts of the Company and any such Restricted Subsidiary with any of their respective officers or directors.

                               ARTICLE VII

                           NEGATIVE COVENANTS

      So long as any Bank shall have any Commitment hereunder, any Swingline Bank shall have any Swingline Commitment, or any Note shall remain unpaid, the Company will not, unless the Majority Banks waive compliance in writing:

      7.01 LEVERAGE RATIO. Permit, as of the last day of any fiscal quarter, its ratio of (a) the aggregate outstanding principal amount of Total Senior Debt to
(b) Total Capitalization to be greater than 50%.

      7.02 LIENS. (a) Issue, incur, create, assume or guarantee, or permit any Subsidiary to issue, incur, create, assume or guarantee, any debt for borrowed money (including all obligations evidenced by bonds, debentures, notes or similar instruments) secured by a mortgage, security interest, pledge, lien, charge or other encumbrance ("mortgage") upon any Principal Property or upon any shares of stock or indebtedness of any Subsidiary that owns or leases a Principal Property (whether such Principal Property, shares or indebtedness are now existing or owed or hereafter created or acquired) without in any such case effectively providing concurrently with the issuance, incurrence, creation, assumption or guaranty of any such secured debt, or the grant of such mortgage, that the Loans (together with, if the Company shall so determine, any other indebtedness of or guarantee by the Company or such Subsidiary ranking equally with the Loans) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured debt. The foregoing restriction, however, will not apply to: (i) mortgages on property, shares of stock or indebtedness or other assets of any corporation existing at the time such corporation becomes a Subsidiary, provided that such mortgages or liens are not incurred in anticipation of such corporation's becoming a Subsidiary; (ii) mortgages on property, shares of stock or indebtedness or other assets existing at the time of acquisition thereof by the Company or a Subsidiary or mortgages thereon to secure the payment of all or any part of the purchase price thereof, or mortgages on property, shares of stock or indebtedness or other assets to secure any debt incurred prior to, at the time of, or within 180 days after, the latest of the acquisition thereof or, in the case of property, the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such property for the purpose of financing all or any part of the purchase price thereof, such construction or the making of such improvements; (iii) mortgages to secure indebtedness owing to the Company or to a Subsidiary; (iv) mortgages existing at the Closing Date; (v) mortgages on property of a Person existing at the time such Person is merged into or consolidated with the Company or a Subsidiary or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Company or a Subsidiary, provided that such mortgage was not incurred in anticipation of such merger or consolidation or sale, lease or other disposition; (vi) mortgages in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages; or
(vii) extensions, renewals or replacements of any mortgage referred to in the foregoing clauses (i), (ii) or (iv) through (vi); provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement. Any mortgages permitted by any of the foregoing clauses (i) through
(vii) shall not extend to or cover any other Principal Property of the Company or any Subsidiary or any shares of stock or indebtedness of any such Subsidiary, subject to the foregoing limitations, other than the property, including improvements thereto, stock or indebtedness specified in such clauses.

            (b) Notwithstanding the restrictions in Section 7.02(a), the Company or any Subsidiary may issue, incur, create, assume or guarantee debt secured by a mortgage which would otherwise be subject to such restrictions, without equally and ratably securing the Loans, provided that after giving effect thereto, the aggregate amount of all debt so secured by mortgages (not including mortgages permitted under clauses (i) through (vii) of Section 7.02(a)) does not exceed 10% of the Consolidated Net Tangible Assets of the Company.

                              ARTICLE VIII

                            EVENTS OF DEFAULT

      8.01 EVENT OF DEFAULT. Any of the following shall constitute an "Event of Default":

            (a) NON-PAYMENT. The Company fails to pay, (i) any principal of any Loan when such principal is due and payable, (ii) any interest on any Loan within five days after such interest becomes due and payable, or (iii) the commitment fee set forth in Section 2.12 within 15 days after such commitment fee becomes due and payable; or

            (b) REPRESENTATION OR WARRANTY. Any representation or warranty made by the Company (including representations and warranties deemed made pursuant to Section 4.02) under or in connection with any Loan Document is incorrect in any material respect on or as of the date made or deemed made; or

            (c) SPECIFIC DEFAULTS. The Company fails to perform or observe any term, covenant or agreement contained in any of Sections 6.02(c), 6.02(e), 6.02(f), 7.01 or 7.02; or

            (d) OTHER DEFAULTS. The Company fails to perform or observe any other term or covenant contained in this Agreement, and such default shall continue unremedied for a period of 30 days after written notice thereof is given to the Company by the Agent, at the request of any Bank; or

            (e) CROSS-DEFAULT. The Company or any Restricted Subsidiary (i) fails to make any payment of principal of or premium or interest on (A) any Debt outstanding under the 5-Year Credit Agreement, or (B) any Debt (other than Debt described in clause (iv) of the definition of Debt) which is outstanding in the principal amount of at least $100,000,000 in the aggregate of the Company or such Restricted Subsidiary (as the case may be), when such payment in respect of Debt described in clause (A) or (B) becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), and such failure continues after the applicable grace or notice period, if any, in effect on the date of such failure, event or condition in the agreement or instrument relating to any such Debt; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Debt (other than Debt described in clause (iv) of the definition of Debt) and such failure continues after the applicable grace or notice period in effect on the date of such failure, event or condition, if any, if the effect of such failure, event or condition is to cause any such Debt to be declared to be due and payable prior to its stated maturity; or

            (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. The Company or any Restricted Subsidiary (i) generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) commences any Insolvency Proceeding with respect to itself; or (iii) takes any corporate action to effectuate or authorize any of the foregoing; or

            (g) INVOLUNTARY PROCEEDINGS. Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Restricted Subsidiary, and such Involuntary Proceeding is not released, vacated or stayed within 60 days after the commencement or filing thereof; or

            (h) JUDGMENTS. Any judgment or order for the payment of money in excess of $100,000,000 shall be rendered against the Company and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (i) CHANGE IN CONTROL. There shall occur a Change in Control of the Company.

      8.02 REMEDIES. If any Event of Default shall occur and be continuing, the Agent shall, at the request of, or may, with the consent of, the Majority Banks,
(a) by notice to the Company, declare the obligation of each Bank to make Loans, including the obligation of each Swingline Bank to make Swingline Loans, terminated, whereupon such obligations shall be terminated; (b) by notice to the Company, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document, to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and (c) exercise on behalf of itself and the Banks all other rights and remedies available to it and the Banks under the Loan Documents or applicable law; PROVIDED, HOWEVER, that upon the occurrence of any event specified in subsection (f) or (g) of Section 8.01 (in the case of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans, including the obligation of each Swingline Bank to make Swingline Loans, shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

            8.03 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity.


                               ARTICLE IX

                                THE AGENT

      9.01 APPOINTMENT AND AUTHORIZATION. Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" or "administrative agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

      9.02 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

      9.03 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

      9.04 RELIANCE BY AGENT. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks or all of the Banks if required by Section 10.01 and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

            (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

      9.05 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article VIII; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

      9.06 CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

      9.07 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent-Related Persons in any way relating to or arising out of the Loan Documents or any action taken or omitted by an Agent-Related Person, PROVIDED, HOWEVER, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. IT IS THE INTENTION OF THE BANKS THAT EACH AGENT-RELATED PERSON SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 9.07, BE INDEMNIFIED FOR ITS ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

      9.08 AGENT IN INDIVIDUAL CAPACITY. The Bank serving as Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though the Bank serving as Agent were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, the Bank serving as Agent or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, the Bank serving as Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include the Bank serving as Agent in its individual capacity.

      9.09 SUCCESSOR AGENT. The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' prior written notice to the Banks and the Company. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be subject to approval by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 3.01, 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder and under any other Loan Document until such time, if any, as the Majority Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, Chase may not be removed as the Agent at the request of the Majority Banks unless Chase shall also simultaneously be replaced as a Swingline Bank hereunder pursuant to documentation in form and substance reasonably satisfactory to Chase.

      9.10 WITHHOLDING TAX. (a) If any Bank is a foreign corporation, foreign partnership or foreign trust within the meaning of the Code and such Bank claims exemption from, or a reduction of, United States withholding tax under Section 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

                  (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form W-8 BEN at least 30 days before the payment of any interest is due in the first calendar year and at least 30 days before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                  (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form W-8 ECI at least 30 days before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                  (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

The Agent shall deliver one copy of each such form to the Company. Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

            (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8 BEN and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent (which in turn shall notify the Company) of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent (and the Company) will treat such Bank's IRS Form W-8 BEN as no longer valid.

            (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent (which in turn shall notify the Company) of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent (and the Company) will treat such Bank's Form W-8 ECI as no longer valid.

            (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section 9.10 are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax (without taking into account such reduction).

            (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 9.10, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

      9.11 OTHER AGENTS. No Bank identified on the facing page or signature pages of this Agreement solely as the "syndication agent" or as a "documentation agent" shall have any right, power, obligation, liability, responsibility or duty as such under this Agreement other than those applicable to all Banks. Without limiting the foregoing, no Bank so identified as the "syndication agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                ARTICLE X

                              MISCELLANEOUS

      10.01 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, except as set forth below, do any of the following:

            (a) increase or extend the Commitment of any Bank (except as provided in Section 2.06) or reinstate any Commitment of any Bank terminated pursuant to Section 8.02 or Section 2.09(b), unless such waiver, amendment or consent is in writing and signed by such Bank and acknowledged by the Agent;

            (b) postpone or delay any date fixed for any payment of principal, interest or fees due to any Bank hereunder or under any Loan Document, unless such waiver, amendment or consent is in writing and signed by such Bank and acknowledged by the Agent;

            (c) reduce the principal of, or the rate of interest specified herein on any Revolving Loan made by any Bank, or any fees payable hereunder or under any other Loan Document to any Bank, unless such waiver, amendment or consent is in writing and signed by such Bank and acknowledged by the Agent;

            (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder, unless such waiver, amendment or consent is in writing and signed by all the Banks and acknowledged by the Agent; or

            (e) amend this Section or any provision herein providing for consent or other action by all Banks, unless such waiver, amendment or consent is in writing and signed by all the Banks and acknowledged by the Agent;

and, PROVIDED FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Swingline Bank under this Agreement or any other Loan Document.

      10.02 NOTICES. (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by telecopier transmission, PROVIDED that any matter transmitted by telecopier shall be immediately preceded or confirmed by a telephone call to the recipient at the number specified on Schedule 10.02), and mailed, telecopied or delivered, to the address or telecopier number specified for notices on Schedule 10.02; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

            (b) All such notices, requests and communications shall be effective if sent by overnight courier, one Business Day after delivery to the courier company; if sent by telecopier, when received in legible form by the receiving telecopier equipment; if mailed, upon the fifth Business Day after the date deposited into the U.S. mail; or if delivered, upon delivery; PROVIDED that (i) notices pursuant to Article II or IX shall not be effective until actually received by the Agent, and (ii) telecopied notices received by any party after its normal business hours (or on a day other than a Business Day) shall be effective on the next Business Day.

            (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

      10.03 NO WAIVER: CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

      10.04 COSTS AND EXPENSES. The Company shall:

            (a) whether or not the transactions contemplated hereby are consummated, pay for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by the Agent in connection with the preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby; and

            (b) pay or reimburse the Agent and each Bank within five Business Days after demand for all costs and expenses (including reasonable Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

      10.05 INDEMNITY. The Company agrees, to the fullest extent permitted by law, to indemnify and hold harmless the Agent-Related Persons, and each Bank and its respective directors, officers, employees and agents, from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable Attorney Costs) for which any of them may become liable or which may be incurred by or asserted against the Agent-Related Persons, or such Bank or any such director, officer, employee or agent (other than by another Bank or any successor or assign of another Bank), in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not the Agent or such Bank or any such director, officer, employee or agent is a party thereto, arising out of, related to or in connection with any Loan Document or any transaction in which any proceeds of all or any part of the Loans are applied or proposed to be applied, EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ARISING OUT OF THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PERSON (but excluding any such claim, damage, liability or expense to the extent attributable to the gross negligence or willful misconduct of, or violation of any law or regulation by, any such indemnified Person). The undertaking in this Section shall survive the payment of all Obligations hereunder.

      10.06 PAYMENTS SET ASIDE. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata or other applicable share of any amount so recovered from or repaid by the Agent.

      10.07 BINDING EFFECT; ASSIGNMENTS; PARTICIPATIONS. (a) This Agreement shall become effective when it shall have been executed by the Company and the Agent and when the Agent shall have, as to each Bank, received a copy (including one transmitted by telecopier) of a signature page hereof executed by such Bank and thereafter shall be binding upon and inure to the benefit of and be enforceable by the Company, the Agent and each Bank and their respective successors and assignees, subject to Section 10.07(e) and except that the Company shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Banks (other than an assignment effectuated by operation of law pursuant to a Specified Transaction).

            (b) Each Bank may grant participations to one or more commercial banks or other Persons, in each case in accordance with applicable law, in or to all or any part of, the Loans owing to, or the Commitment of, such Bank and the Note held by such Bank subject to Section 10.07(e), and to the extent of any such participation (unless otherwise stated therein) the purchaser of such participation shall, to the fullest extent permitted by law, have the same rights to payment hereunder and under such Loan and Note as it would have if it were such Bank hereunder, PROVIDED that (x) the originating Bank's obligations under this Agreement, including, without limitation, its commitment to make loans to the Company hereunder, shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Company, the other Banks and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; (y) no such participant shall be entitled to receive any greater payment pursuant to Sections 3.01, 3.03 and 3.05 than such Bank would have been entitled to receive with respect to the rights assigned except as a result of circumstances arising after the date of such participation to the extent that such circumstances affect other Banks and participants generally; and (z) no Bank shall grant a participation that conveys to the participant the right to vote or consent under this Agreement, other than the right to vote upon or consent to (i) any increase in the amount of such Bank's Commitment; (ii) any reduction of the principal amount of, or interest to be paid on, such Bank's Loan or Note; (iii) any reduction of the commitment fee payable to such Bank; or
(iv) any postponement of the due date in respect of any amounts owed to such Bank under any Loan Document.

            (c) In accordance with applicable law, any Bank may assign a portion, in an amount of at least $10,000,000 of its Commitment (or, if less, the amount of its total Commitment), together with a ratable portion of its Loans and other rights and obligations hereunder to an Eligible Assignee, with the prior written consents of the Agent and (unless there has occurred and is continuing an Event of Default) the Company, which consents shall not be unreasonably withheld, subject to Section 10.07(e); PROVIDED, HOWEVER, that after giving effect to any proposed assignment by a Bank of its Commitment (other than an assignment of its total Commitment), such Bank's Commitment shall be at least $25,000,000, unless the Company and the Agent shall each have agreed to a lesser amount; PROVIDED, FURTHER, that neither the Company's nor the Agent's consent shall be required for, and the minimum amount for assignment shall not apply to, any assignment to an Eligible Assignee which already is a Bank party to this Agreement. In connection with the assignment by a Swingline Bank of all of its Commitment and Loans hereunder, the Swingline Commitment and Swingline Loans of such Bank shall be included as part of the assignment transaction. Each such assigning Bank and Eligible Assignee to which an assignment has been made pursuant to this Section 10.07(c) shall execute and deliver to the Agent an Assignment and Acceptance pursuant to which, in the case of an Eligible Assignee to which such an assignment has been made which is not already a Bank, such Eligible Assignee shall become a party to this Agreement, PROVIDED that, in the case of each such assignment, (i) at such time Schedule
2.01 shall be deemed to be modified to reflect the Commitments of such assignee Bank and of the existing Banks, (ii) the Company shall issue new Notes to such assignee Bank and to the assigning Bank, if applicable, to reflect the revised Commitments and (iii) the Agent shall receive at the time of such assignment, from the assigning or assignee Bank, a non-refundable assignment fee of $4,000. To the extent of any assignment pursuant to this Section 10.07(c), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment.

            (d) In addition to the assignments and participations permitted under Section 10.07(b) and (c), any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under this Agreement and the Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

            (e) Unless an Event of Default has occurred and is continuing, no assignments or participations shall result in a Bank (together with its Affiliates) holding

Commitments, or participations therein, in excess of $200,000,000 without the prior written consent of the Company.

      10.08 SET-OFF. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized, to the fullest extent permitted by applicable law, at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

      10.09 INTEREST. (a) It is the intention of the parties hereto that the Agent and each Bank shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Agent or any Bank contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other agreement entered into in connection with this Agreement or the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Agent or such Bank, as the case may be, under this Agreement, the Notes or under any other agreement entered into in connection with this Agreement or the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall be refunded by the Agent or such Bank, as the case may be, to the Company, and (ii) in the event that the maturity of any Loan or other obligation payable to the Agent or such Bank, as the case may be, is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or such Bank, as the case may be, may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Agent or such Bank, as the case may be, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the Company or refunded by the Agent or such Bank, as the case may be, to the Company. To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Bank for the purposes of determining the Highest Lawful Rate, such Bank hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to such Bank's right to subsequently change such rate ceiling in accordance with applicable law. Tex. Rev. Civ. Stat. Ann. art. 5069, ch. 15 (which regulates certain revolving credit loan accounts and revolving triparty accounts) shall not apply to this Agreement or the Notes.

      In the event that at any time the interest rate applicable to any Loan made by any Bank would exceed the Highest Lawful Rate, the rate of interest to accrue on the Loans by such Bank shall be limited to the Highest Lawful Rate, but shall accrue, to the extent permitted by law, on the principal amount of the Loans made by such Bank from time to time outstanding, if any, at the Highest Lawful Rate allowed by applicable law until the total amount of interest accrued on the Loans made by such Bank equals the amount of interest which would have accrued if the interest rates applicable to the Loans pursuant to Article II had at all times been in effect. In the event that upon the final payment of the Loans made by any Bank and termination of the Commitment of such Bank, the total amount of interest paid to such Bank hereunder is less than the total amount of interest which would have accrued if the interest rates applicable to such Loans pursuant to Article II had at all times been in effect, then the Company agrees to pay to such Bank, to the extent permitted by law, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have accrued on such Loans if the Highest Lawful Rate had at all times been in effect or (ii) the amount of interest which would have accrued if the interest rates applicable to such Loans pursuant to Article II had at all times been in effect over (b) the amount of interest otherwise accrued on such Loans in accordance with this Agreement.

      10.10 CONFIDENTIALITY. (a) Each Bank and the Agent acknowledge that certain confidential and proprietary information of the Company (the "INFORMATION") is a valuable, special, and a unique asset of the Company. Each Bank and the Agent agree that they will use the care specified below to keep all Information in confidence, and will not use any Information except as provided in this Section 10.10, or disclose any portion of the Information to any third party without the prior written consent of the Company except as provided in this Section 10.10. Each Bank and the Agent covenant to use the care specified below to not disclose such Information on behalf of itself, its officers, directors, agents, employees, and affiliates. Each Bank and the Agent shall use the same degree of care to protect the confidentiality of all Information as such Bank or the Agent, as the case may be, uses to protect its own confidential and proprietary information (which it does not wish to have published or disseminated).

            (b) Information provided by the Company to any Bank or the Agent, which the Company in good faith regards as Information hereunder shall be clearly marked by the Company as "Confidential," "Proprietary," or bear any other appropriate notice indicating the sensitive nature of the Information. Any tangible Information not easily markable shall be transmitted by the Company to such Bank or the Agent under cover of written letter which clearly identifies the Information and designates it as confidential Information. All information conveyed to such Bank or the Agent orally relating to plans, forecasts, products or other non-public information shall be deemed confidential Information.

            (c) If any Bank or the Agent is confronted with legal action to disclose Information received under this Agreement or otherwise makes disclosures of confidential information under clauses (ii), (iii) or (iv) of Section 10.10(e) (other than any disclosure to a regulatory authority pursuant to an examination of the books, records or affairs of such Bank or Agent), such Bank or the Agent, as the case may be, shall (to the extent permitted by applicable law) promptly notify the Company.

            (d) All Information disclosed or furnished under this Agreement shall remain the property of the Company. At the Company's request, the Information in tangible form shall be promptly returned or destroyed, together with all copies thereof unless such return or destruction is contrary to law, regulation, legal process, administrative order, or administrative request having, or deemed to have, the force of law. Upon request, the appropriate Bank or the Agent, as the case may be, shall provide written certification of the destruction.

            (e) Notwithstanding the foregoing, each Bank and the Agent may disclose Information (i) as has become generally available to the public, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the FRB, or the FDIC or similar organizations (whether in the United States or elsewhere), (iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Bank, (v) to any regulatory authority pursuant to an examination of the books, records or affairs of any Bank or the Agent, (vi) to the prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank, PROVIDED that such prospective transferee executes an agreement with the Company or the transferor containing provisions substantially identical to those contained in this Section 10.10, (vii) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party, (viii) to such Bank's independent auditors and other professional advisors, (ix) to the extent reasonably necessary to disclose in connection with the exercise of any remedy hereunder and under the Notes, or (x) as to any Bank, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company is party or is deemed party with such Bank.

      10.11 PRESERVATION OF CERTAIN MATTERS. Notwithstanding any other term or provision hereof to the contrary, any entity ceasing to be a "Bank" for purposes of this Agreement, by virtue of any matter or event contemplated by Section 2.07, 2.08, 3.06 or 10.07 shall retain any and all rights arising under Section 10.05, and shall continue to remain responsible to the Agent for all liabilities under Section 9.07 and Section 9.10 relating to matters occurring prior to the termination of such entity as a "Bank."

      10.12 NOTIFICATION OF ADDRESSES, LENDING OFFICES ETC. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

      10.13 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same agreement.

      10.14 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

      10.15 GOVERNING LAW; JURISDICTION. (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

      (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

      10.16 WAIVER OF JURY TRIAL. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN

PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      10.17 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              COMPAQ COMPUTER CORPORATION

                              By: /S/ BEN K. WELLS
                              Name:   Ben K. Wells
                              Title:  Vice President & Treasurer

                              THE CHASE MANHATTAN BANK, as Agent, as a
                              Bank and as a Swingline Bank

                              By: /S/ CONSTANCE M. COLEMAN
                              Name:   Constance M. Coleman
                              Title:  Vice President

                              ABN AMRO BANK N.V.

                              By: /S/ MATTHEW HARVEY
                              Name:   Matthew Harvey
                              Title:  Group Vice President

                              By: /S/ PETER HOU
                              Name:   Peter Hou
                              Title:  Assistant Vice President

                              BANCA COMMERCIALE ITALIANA,
                              LOS ANGELES FOREIGN BRANCH

                              By: /S/ FRANK MAFFEI
                              Name:   Frank Maffei
                              Title:  Authorized Signature

                              By: /S/ E. BERMANT
                              Name:   E. Bermant
                              Title:  FVP/Deputy Manager

                              BANCA DI ROMA - CHICAGO BRANCH

                              By: /S/ AURORA PENSA
                              Name:   Aurora Pensa
                              Title:  Vice President

                              By: /S/ ENRICO VERDOSCIA
                              Name:   Enrico Verdoscia
                              Title:  Sr. Vice President &
                                      Branch Manager

                              BANCA INTESA S.p.A., NEW YORK BRANCH

                              By: /S/ ANTHONY F. GIOBBI
                              Name:   Anthony F. Giobbi
                              Title:  First Vice President

                              By: /S/ CHARLES W. KENNEDY
                              Name:   Charles W. Kennedy
                              Title:  First Vice President

                              BANCA NAZIONALE DEL LAVORO S.p.A., NEW
                              YORK BRANCH

                              By: /S/ ROBERTO MANCONE
                              Name:   Roberto Mancone
                              Title:  Vice President

                              By: /S/ LEONARDO VALENTINI
                              Name:   Leonardo Valentini
                              Title:  First Vice President

                              BANCA NAZIONALE DELL'AGRICOLTURA
                              S.p.A., NEW YORK BRANCH

                              By: /S/ DOMENICO P. LOSCHIAVO
                              Name:   Domenico P. Loschiavo
                              Title:  Sr. Vice President &
                                      Deputy Branch Manager

                              By: /S/ CONSTANTINE I. MANZINI
                              Name:   Constantine I. Manzini
                              Title:  General Counsel #1632


                              BANCA POPOLARE DI MILANO,
                              NEW YORK BRANCH

                              By: /S/ PULVIO MONIANARI
                              Name:   Pulvio Monianari
                              Title:  First Vice President

                              By: /S/ PATRICK F. DILLON
                              Name:   Patrick F. Dillon
                              Title:  Vice President &
                                      Chief Credit Officer

                              BANK HAPOALIM B.M.

                              By: /S/ JAMES F. SURTESS
                              Name:   James F. Surtess
                              Title:  Vice President

                              By: /S/ LAURA ANNE RAFFA
                              Name:   Laura Anne Raffa
                              Title:  First Vice President &
                                      Corporate Manager

                              BANK OF AMERICA NATIONAL ASSOCIATION

                              By: /S/ KEVIN MCMAHON
                              Name:   Kevin McMahon
                              Title:  Managing Director

                              BANK OF CHINA, NEW YORK BRANCH

                              By: /S/ KUNSHENG JIAO
                              Name:   Kunsheng Jiao
                              Title:  Deputy General Managare

                              BANK OF IRELAND

                              By: /S/ MARK BYRNE
                              Name:   Mark Byrne
                              Title:  Relationship Manager

                              THE BANK OF NEW YORK

                              By: /S/ RONALD R. REEDY
                              Name:   Ronald R. Reedy
                              Title:  Vice President

                              THE BANK OF NOVA SCOTIA

                              By: /S/ A.S. NORSWORTHY
                              Name:   A.S. Norsworthy
                              Title:  Sr. Team Leader-Loan
                                      Operations

                              BANK OF TOKYO - MITSUBISHI TRUST
                              COMPANY

                              By: /S/ CATHERINE MOESER
                              Name:   Catherine Moeser
                              Title:  Vice President

                              BANK ONE, N.A.

                              By: /S/ MICHAEL A. HOSKINS
                              Name:   Michael A. Hoskins
                              Title:  Managing Director

                              BNP PARIBAS

                              By: /S/ ANGELA BENTLEY
                              Name:   Angela Bentley
                              Title:  Assistant Vice President

                              BARCLAYS BANK, PLC

                              By: /S/ JOHN GIANNONE
                              Name:   John Giannone
                              Title:  Director

                              BAYERISCHE HYPO-UND VEREINSBANK AG,
                              NEW YORK BRANCH

                              By: /S/ MARIANNE WEINZINGER
                              Name:   Marianne Weinzinger
                              Title:  Director

                              By: /S/ ALEXANDER M. BLODI
                              Name:   Alexander M. Blodi
                              Title:  Director

                              BAYERISCHE LANDESBANK GIROZENTRALE
                              CAYMAN ISLANDS BRANCH

                              By: /S/ ALEXANDER KOHNERT
                              Name:   Alexander Kohnert
                              Title:  First Vice President

                              By: /S/ JAMES FOX
                              Name:   James Fox
                              Title:  Vice President

                              BW CAPITAL MARKETS, INC.

                              By: /S/ PHILIP G. WALDROP
                              Name:   Philip G. Waldrop
                              Title:  Vice President

                              By: /S/ THOMAS A. LOWE
                              Name:   Thomas A. Lowe
                              Title:  Vice President

                              CITIBANK, N.A.

                              By: /S/ JAMES M. WALSH
                              Name:   James M. Walsh
                              Title:  Attorney-in-Fact

                              CREDIT AGRICOLE INDOSUEZ

                              By: /S/ PATRICK COCQUERAL
                              Name:   Patrick Cocqueral
                              Title:  First Vice President &
                                      Managing Director

                              By: /S/ MICHAEL R. QUIRAY
                              Name:   Michael R. Quiray
                              Title:  Vice President & Senior
                                      Relationship Manager

                              CREDIT LYONNAIS, NEW YORK BRANCH

                              By: /S/ FRANCOIS VALLA
                              Name:   Francois Valla
                              Title:  Senior Vice President

                              CREDIT SUISSE FIRST BOSTON

                              By: /S/ ROBERT HETU
                              Name:   Robert Hetu
                              Title:  Vice President

                              By: /S/ MARK HERON
                              Name:   Mark Heron
                              Title:  Asst. Vice President

                              DANSKE BANK A/S

                              By: /S/ JOHN A. O'NEILL
                              Name:   John A. O'Neill
                              Title:  Vice President

                              By: /S/ DANIEL F. LENZO
                              Name:   Daniel F. Lenzo
                              Title:  Vice President

                              DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES

                              By: /S/ VINCENT CAROTENUTO
                              Name:   Vincent Carotenuto
                              Title:  Asst. Vice President

                              By: /S/ B. CRAIG ERICKSON
                              Name:   B. Craig Erickson
                              Title:  Vice President

                              FLEET NATIONAL BANK

                              By: /S/ DEBRA E. DELVECCHIO
                              Name:   Debra E. Delvecchio
                              Title:  Vice President

                              FORTIS (USA) FINANCE LLC

                              By: /S/ EDDIE MATTHEWS
                              Name:   Eddie Matthews
                              Title:  Senior Vice President

                              By: /S/ JOSEPH A. FRANZESE
                              Name:   Joseph A. Franzese
                              Title:  Sr. Vice President & Controller

                              THE FUJI BANK, LIMITED

                              By: /S/ NATE ELLIS
                              Name:   Nate Ellis
                              Title:  Sr. Vice President & Manager

                              HSBC BANK USA

                              By: /S/ GEORGE LINHART
                              Name:   George Linhart, #9429
                              Title:  Vice President


                              ING BANK N.V.

                              By: /S/ ALAN DUFFY
                              Name:   Alan Duffy
                              Title:  Vice President

                              By: /S/ MICHAEL FENLON
                              Name:   Michael Fenlon
                              Title:  Manager

                              LEHMAN COMMERCIAL PAPER, INC.

                              By: /S/ MICHELE SWANSON
                              Name:   Michele Swanson
                              Title:  Authorized Signatory

                              MELLON BANK, N.A.


                              By: /S/ ALEXANDER M. GORDON
                              Name:   Alexander M. Gordon
                              Title:  Assistant Vice President

                              NATIONAL AUSTRALIA BANK LIMITED, A.C.N.
                              004044937

                              By: /S/ BRUCE T. RICHARDS
                              Name:   Bruce T. Richards
                              Title:  Senior Vice President

                              NATIONAL WESTMINSTER BANK,
                              NASSAU BRANCH

                              By: /S/ DAVID ROWLEY
                              Name:   David Rowley
                              Title:  Vice President

                              NATIONAL WESTMINSTER BANK,
                              NEW YORK BRANCH

                              By: /S/ DAVID ROWLEY
                              Name:   David Rowley
                              Title:  Vice President

                              THE NORTHERN TRUST COMPANY

                              By: /S/ NICOLE D. BOEHM
                              Name:   Nicole D. Boehm
                              Title:  Second Vice President

                              PNC BANK NATIONAL ASSOCIATION

                              By: /S/ PHILIP K. LIEBSCHER
                              Name:   Philip K. Liebscher
                              Title:  Managing Director

                              ROYAL BANK OF CANADA

                              By: /S/ STEPHANIE BABICH
                              Name:   Stephanie Babich
                              Title:  Senior Manager

                             THE SANWA BANK, LIMITED - NEW YORK
                              BRANCH

                              By: /S/ JOHN T. FEENEY
                              Name:   John T. Feeney
                              Title:  Vice President

                              SKANDINAVISKA ENSKILDA BANKEN,
                              NEW YORK BRANCH

                              By: /S/ MILTON C. BRADY
                              Name:   Milton C. Brady
                              Title:  Director

                              By: /S/ ELISABETH MORRIS-ELENBRING
                              Name:   Elisabether Morris-Elenbring
                              Title:  Senior Vice President

                              SOCIETE GENERALE - NEW YORK BRANCH

                              By: /S/ MARIE-LAURA GASBETH
                              Name:   Marie-Laura Gasbeth
                              Title:  Vice President

                              STANDARD CHARTERED BANK

                              By: /S/ JOHN BISCETTE
                              Name:   John Biscette
                              Title:  Vice President

                              By: /S/ ANDREW Y. NG
                              Name:   Andrew Y. Ng
                              Title:  Vice President

                              THE SUMITOMO BANK, LIMITED

                              By: /S/ AZAR SHAKERI
                              Name:   Azar Shakeri
                              Title:  Vice President & Manager

                           WESTPAC BANKING CORPORATION

                              By: /S/ KATE V. PERRY
                              Name:   Kate V. Perry
                              Title:  Vice President

                                     ANNEX I

                                  PRICING GRID

The Applicable Fee Amount and the Applicable Margin shall be, at any time, the rate per annum set forth in the table below opposite the long term unsecured senior, non-credit enhanced debt rating of the Company by S&P and Moody's (in the case of a split rating, the higher (better) rating will apply). Any change in the Applicable Fee Amount or Applicable Margin shall become effective five Business Days after the initial public announcement of the applicable rating agency of the change in the Company's debt rating.

    APPLICABLE RATING        COMMITMENT FEE     OFFSHORE AND CD LOAN MARGIN
    -----------------        --------------     ---------------------------
BBB+/Baa1 (or higher)            0.080%                   0.500%
BBB/Baa2                         0.100%                   0.625%
BBB-/Baa3 (or lower or no        0.150%                   0.800%
Applicable Rating)

                                  SCHEDULE 2.01

                                   COMMITMENTS


       BANK                                        COMMITMENT
------------------------                          ------------
Chase                                             $115,000,000
Banc One Capital Markets                          $110,000,000
Bank of America                                   $110,000,000
Citicorp                                          $110,000,000
ABN AMRO Bank                                     $ 70,000,000
Bank of Nova Scotia                               $ 70,000,000
Barclays Bank                                     $ 70,000,000
Cariplo/Banca Intesa/BCI                          $ 70,000,000
Credit Lyonnais                                   $ 70,000,000
Den Danske Bank                                   $ 70,000,000
Dresdner Kleinwort Benson                         $ 70,000,000
Fuji Bank                                         $ 70,000,000
Hypo Vereinsbank                                  $ 70,000,000
National Westminster Bank                         $ 70,000,000
Royal Bank of Canada                              $ 70,000,000
Banca Nazionale Del Lavoro                        $ 45,000,000
Banca Nazionale Dell'Agricoltura                  $ 45,000,000
Bank of China                                     $ 45,000,000
Bank of Tokyo-Mitsubishi                          $ 45,000,000
BNP Paribas                                       $ 45,000,000
Bayerische Landesbank                             $ 45,000,000
HSBC Bank                                         $ 45,000,000
ING Barings                                       $ 45,000,000
SG Cowen                                          $ 45,000,000
Bank Hapoalim                                     $ 35,000,000
Sumitomo Bank                                     $ 35,000,000
Banca Popolare Di Milano                          $ 30,000,000
Bank of Ireland                                   $ 30,000,000
Credit Agricole Indosuez                          $ 30,000,000
Credit Suisse First Boston                        $ 30,000,000
FleetBoston                                       $ 30,000,000
Fortis Financial Services                         $ 30,000,000
Lehman Brothers                                   $ 30,000,000
Mellon Bank                                       $ 30,000,000
National Australia Bank                           $ 30,000,000
Sanwa Bank                                        $ 30,000,000
Skandinaviska Enskilda Banken                     $ 30,000,000
Standard Chartered Bank                           $ 30,000,000
Bank of New York                                  $ 30,000,000
Westpac Banking Corp.                             $ 30,000,000
Baden Wurtembergische                             $ 25,000,000
Banca Di Roma                                     $ 25,000,000
Northern Trust Company                            $ 20,000,000
PNC Bank                                          $ 20,000,000
TOTAL                                            $2,200,000,000

                                    S-2.01-1

                                 SCHEDULE 10.02

                     PAYMENT OFFICES; ADDRESSES FOR NOTICES;
                                 LENDING OFFICES


COMPAQ COMPUTER CORPORATION

COMPANY'S NOTICE ADDRESS:

Compaq Computer Corporation
P.O. Box 692000, MS 110701
20555 State Highway 249
Houston, TX 77269-2000
www.compaq.com
Attn: Richard Harris
      Director, Capital Markets Treasury
      Richard.Harris@compaq.com
Telephone:  (281) 518-6024
Facsimile:  (281) 514-7400

WITH A COPY (WHICH ALONE SHALL NOT CONSTITUTE NOTICE) TO:

Compaq Computer Corporation
P.O. Box 692000, MS 110701
20555 State Highway 249
Houston, TX  77269-2000
Attn:  General Counsel


CHASE MANHATTAN BANK, AS AGENT

NOTICES FOR BORROWING, CONVERSIONS/CONTINUATIONS, AND PAYMENTS:

Chase Manhattan Bank
Global Media & Telecommunications Group
270 Park Avenue, 37th Floor
New York, NY 10017
Attention:  Constance M. Coleman
Telephone: (212) 270-0372
Facsimile:  (212) 270-4164
Email: constance.coleman@chase.com

                               S-10.02-1

CHASE MANHATTAN BANK, AS A BANK

DOMESTIC AND LIBOR LENDING OFFICE:

Chase Manhattan Bank
Chase Manhattan Loan Services Group
1 Chase Manhattan Plaza, 8th Floor

New York, NY 10081
Attention:  Winslowe Ogbourne
Telephone: (212) 552-7439
Facsimile:  (212) 552-5700

ABN AMRO BANK N.V.

DOMESTIC AND LIBOR LENDING OFFICE:

ABN AMRO Bank N.V.
208 South LaSalle, Suite 1500
Chicago, Il 60604-1003
Attention:  Credit Administration
Telephone:  (312) 992-5110
Facsimile:   (312) 992-5111

WITH COPY TO:

ABN AMRO Bank N.V.
101 California Street, Suite 4550
San Francisco, CA 94111-5812
Attention:  Matthew Harvey
Telephone:  (415) 984-3700
Facsimile:   (415) 362-3524

LOAN ADMINISTRATION CONTACTS:

ABN AMRO Bank N.V.
208 South LaSalle, Suite 1500
Chicago, Il 60604-1003
Attention:  Loan Administration
Telephone:  (312) 992-5152
Facsimile:   (312) 992-5157


BANCA DI ROMA - CHICAGO BRANCH

DOMESTIC AND LIBOR LENDING OFFICE:

Banca di Roma  - Chicago Branch

                               S-10.02-2

225 West Washington, Suite 1200
Chicago, Il 60606
Attention:  Ms. Aurora Pensa
Telephone:  (312) 704-2630
Facsimile:   (312) 726-3058
Email:  Bdrchib@aol.com (A. Pensa)

PRIMARY CONTACT:

Ms. Aurora Pensa
225 West Washington, Suite 1200
Chicago, Il 60606
Telephone:  (312) 704-2635
Facsimile:   (312) 726-3058

SECONDARY CONTACT:

Mr. Walter Woods
225 West Washington, Suite 1200
Chicago, Il 60606
Telephone:  (312) 704-2635
Facsimile:   (312) 726-3058

ADMINISTRATIVE/OPERATIONS MATTERS:

Mr. Lino Caldera
34 East 51st Street
New York, NY 10022
Telephone:  (212) 407-1613
Facsimile:   (212) 407-1684


BANCA INTESA S.P.A - NEW YORK BRANCH

DOMESTIC AND LIBOR LENDING OFFICE:

Banca Intesa S.p.A.
10 East 53 Street, 36th Floor
New York, NY 10022
Attention:  Anthony Giobbi, First Vice President
Telephone:  (212) 527-8737
Facsimile:   (212) 527-8777
Email:  creditandmarketing@bancaintesany.com

ADMINISTRATIVE/OPERATIONS MATTERS:

PRIMARY CONTACT:

Banca Intesa S.p.A.
10 East 53 Street, 36th Floor
New York, NY 10022

                               S-10.02-3

Attention:  Marilena Greene, AVP
Telephone:  (212) 527-8744
Facsimile:   (212) 527-8777
Email:  creditandmarketing@bancaintesany.com

BANCA NAZIONALE DELL' AGRICOLTURA S.P.A.

DOMESTIC AND LIBOR LENDING OFFICE:

Banca  Nazionale Dell' Agricoltura S.p.A.
New York Branch
17 State Street
New York, NY 10004
Attention:  Domenico P. Loschiavo
Telephone:  (212) 412-9625
Facsimile:   (212) 412-9609

SECONDARY CONTACT:

Banca  Nazionale Dell' Agricoltura S.p.A.
New York Branch
17 State Street
New York, NY 10004
Attention:  David E. Lim
Telephone:  (212) 412-9626
Facsimile:   (212) 412-9609

ADMINISTRATIVE/OPERATIONS MATTERS:

PRIMARY CONTACT:

Banca  Nazionale Dell' Agricoltura S.p.A.
New York Branch
17 State Street
New York, NY 10004
Attention:  Paul Scioscia
Telephone:  (212) 412-9639
Facsimile:   (212) 412-9609

SECONDARY CONTACT:

Banca  Nazionale Dell' Agricoltura S.p.A.
New York Branch
17 State Street
New York, NY 10004
Attention:  Diane Forzano
Telephone:  (212) 412-9645
Facsimile:   (212) 412-9609

                               S-10.02-4

BANCA NAZIONALE DEL LAVORO S.P.A.

DOMESTIC AND LIBOR LENDING OFFICE:

Banca  Nazionale Del Lavoro S.p.A.
New York Branch
25 West 51st Street
New York, NY 10019
Attention:  Roberto Mancone, VP
Telephone:  (212) 314-0734
Facsimile:   (212) 765-2978
Email:  Roberto.Mancone@bnlmail.com

ADMINISTRATIVE CONTACT:

Banca  Nazionale Del Lavoro S.p.A.
25 West 51st Street
New York, NY 10019
Attention:  Ana Hernandez, AVP
Telephone:  (212) 314-0679
Facsimile:   (212) 765-2978
Email:  Roberto.Mancone@bnlmail.com


BANCA POPOLARE DI MILANO

DOMESTIC AND LIBOR LENDING OFFICE:

Banca Popolare di Milano
375 Park Avenue, 9th Floor

New York, NY 10152
Attention:  Fulvio Montanari, First Vice President
Telephone:  (212) 546-9414
Facsimile:   (212) 838-1077
Email:  FMONTANARI@BPMNY.COM

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Banca Popolare di Milano
375 Park Avenue, 9th Floor

New York, NY 10152
Attention:  James Chatman, Assistant Manager
Telephone:  (212) 546-9415
Facsimile:   (212) 838-1077
Email:  JCHATMAN@BPMNY.COM

                               S-10.02-5

PRIMARY ACCOUNT MANAGER CONTACT:

Banca Popolare di Milano
375 Park Avenue, 9th Floor

New York, NY 10152
Attention:  Mark Walter, Loan Administrator
Telephone:  (212) 546-9440
Facsimile:   (212) 838-1077
Email:  MWALTER@BPMNY.COM

SECONDARY ACCOUNT MANAGER CONTACT:

Banca Popolare di Milano
375 Park Avenue, 9th Floor

New York, NY 10152
Attention:  Cheryl Raffaele
Telephone:  (212) 546-9429
Facsimile:   (212) 838-1077
Email:  CRAFFAELE@BPMNY.COM


BANK OF AMERICA, N.A.

DOMESTIC AND LIBOR LENDING OFFICE:

BANK OF AMERICA, N.A.
1850 Gateway Blvd., 5th Floor
Concord, CA 94520
Attention:  Brian Graybill
Telephone:  (925) 675-8414
Facsimile:  (925) 969-2813

PRIMARY CREDIT/LENDING MATTERS:

BANK OF AMERICA, N.A.
555 California St., 12th Floor
San Francisco, CA 94104
Attention:  Kevin McMahon, Managing Director
Telephone:  (415) 622-8088
Facsimile:   (415) 622-4057


SECONDARY CREDIT/LENDING MATTERS:

BANK OF AMERICA, N.A.
555 California St., 12th Floor
San Francisco, CA 94104
Attention:  May Yasui, Senior Credit Analyst
Telephone:  (415) 953-8229
Facsimile:   (415) 622-4057

                               S-10.02-6

PRIMARY ADMINISTRATIVE/OPERATIONS MATTERS:

BANK OF AMERICA, N.A.
1850 Gateway Blvd., 5th Floor
Concord, CA 94520
Attention:  Brian Graybill
Telephone:  (925) 675-8414
Facsimile:   (925) 969-2813

SECONDARY ADMINISTRATIVE/OPERATIONS MATTERS:

BANK OF AMERICA, N.A.
1850 Gateway Blvd., 5th Floor
Concord, CA 94520
Attention:  Irene Ruddell
Telephone:  (925) 675-8441
Facsimile:   (925)


BANK OF CHINA

DOMESTIC AND LIBOR LENDING OFFICE:

BANK OF CHINA, N.A.
410 Madison Avenue
New York, NY 10017
Attention:  Shelly Lang, Loan Officer
Telephone:  (212) 935-3101, ext. 256
Facsimile:   (212) 308-4993


BANK OF IRELAND

DOMESTIC AND LIBOR LENDING OFFICE:
Attention:  Fiona Robinson
Telephone:  (01) 604-4000
Facsimile:   (01) 604-4005
Email:  corporate.banking@boi.ie


                               S-10.02-7

BANK OF NEW YORK

DOMESTIC AND LIBOR LENDING OFFICE:

Bank of New York
1 Wall Street
New York, NY 10286
Attention:  Ronald Recoy, Vice President
Telephone:  (212) 635-6724
Facsimile:   (212) 635-6434
Email:  RRECOY@BANKOFNY

ALTERNATIVE CREDIT/LENDING OFFICER CONTACT:

Bank of New York
1 Wall Street, 22nd Floor
New York, NY 10286
Attention:  Tom McCormack
Telephone:  (212) 635-1395
Facsimile:   (212) 635-6434
Email:  TMCCORMACK@BANKOFNY

Bank of New York
1 Wall Street
New York, NY 10286
Attention:  Larry Geter
Telephone:  (212) 635-6740
Facsimile:   (212) 635-6399/6877

ALTERNATIVE ACCOUNT MANAGEMENT CONTACT:

Bank of New York
1 Wall Street
New York, NY 10286
Attention:  Susan Potter
Telephone:  (212) 635-6737
Facsimile:   (212) 635-6399

COMPETITIVE BID LOAN NOTIFICATION:

Bank of New York
1 Wall Street
New York, NY 10286
Attention:  Mark Swinter, Vice President
Telephone:  (212) 604-2153
Facsimile:   (212) 495-1014

                               S-10.02-8

BANK OF NOVA SCOTIA

DOMESTIC AND LIBOR LENDING OFFICE:

PRIMARY CONTACT:

Bank of Nova Scotia
Houston Representative Office
1100 Louisiana, Suite 3000
Houston, TX 77002
Attention:  Gregory George, Director
Telephone:  (713) 759-3430
Facsimile:   (713) 752-2425

SECONDARY CONTACT:

Bank of Nova Scotia
Houston Representative Office
1100 Louisiana, Suite 3000
Houston, TX 77002
Attention:  John Frazell, Associate
Telephone:  (713) 759-3426
Facsimile:   (713) 752-2425


BANK OF TOKYO-MITSUBISHI TRUST COMPANY

DOMESTIC AND LIBOR LENDING OFFICE:

PRIMARY CREDIT CONTACT:

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104
Attention:  Catherine Moeser, Vice President
Telephone:  (212) 782-4457
Facsimile:   (212) 782-6440

SECONDARY CREDIT CONTACT:

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104
Attention:  Paresh Shah, AVP
Telephone:  (212) 782-5649
Facsimile:   (212) 782-6440

                               S-10.02-9

OPERATIONS CONTACT:

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104
Attention:  Mr. Rolando Uy, AVP, Loan Operations Dept.
Telephone:  (201) 413-8570
Facsimile:   (201) 521-2304/05


BANK ONE, N.A.

DOMESTIC AND LIBOR LENDING OFFICE:

Bank One, N.A.
910 Travis
Houston, TX 77002
Attention: Michael Hoskins
Telephone:  (713) 751-6304
Facsimile:   (713) 751-6777
Email:  michael_hoskins@mail.bankone.com

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Bank One, N.A.
910 Travis
Houston, TX 77002
Attention: Greg Smothers
Telephone:  (713) 751-3838
Facsimile:   (713) 751-6777
Email: greg-w smothers@mail.bankone.

PRIMARY ACCOUNT MANAGEMENT CONTACT:

Bank, One, N.A.
1 Bank One Plaza
Chicago, IL 60670
Attention: Nanette Wilson
Telephone:  (312) 732-1221
Facsimile:   (312) 732-4840

SECONDARY ACCOUNT MANAGEMENT CONTACT:

Bank, One, N.A.
1 Bank One Plaza
Chicago, IL 60670
Attention: Dana Hyman
Telephone:  (312) 732-8875
Facsimile:   (312) 732-4840

                               S-10.02-10

BARCLAYS BANK PLC

DOMESTIC AND LIBOR LENDING OFFICE:

PRIMARY CREDIT CONTACT:

Barclays Bank PLC
Barclays Capital

222 Broadway, 11th Floor
New York, NY 10038
Attention: John Giannone, Director
Telephone:  (212) 412-3276
Facsimile:   (212) 412-7511

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Barclays Bank PLC
Barclays Capital

222 Broadway, 8th Floor
New York, NY 10038
Attention: Nicholas Bell, Director
Telephone:  (212) 412-4029
Facsimile:   (212) 412-7511


BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH

DOMESTIC AND LIBOR LENDING OFFICE:

Bayerische Hypo-und Vereinsbank AG, New York Branch
150 East 42nd street

New York, NY 10017
Attention: Marianne Weinzinger
Telephone:  (212) 672-5352
Facsimile:   (212) 672-5530
Telex:  62850 (UBB)
Email:  marianne_weinzinger@hvbamericas.com

SECONDARY CONTACT:

Bayerische Hypo-und Vereinsbank AG, New York Branch
150 East 42nd street

New York, NY 10017
Attention: Yoram Dankner
Telephone:  (212) 672-5446
Facsimile:   (212) 672-5530
Telex:  62850 (UBB)
Email:  yoram_dankner@hvbamericas.com

                               S-10.02-11

ADMINISTRATIVE CONTACT:

Bayerische Hypo-und Vereinsbank AG, New York Branch
150 East 42nd street

New York, NY 10017
Attention: Arelis Cepeda
Telephone:  (212) 672-5495
Facsimile:   (212) 672-5691


BAYERISCHE LANDESBANK

DOMESTIC AND LIBOR LENDING OFFICE:

Bayerische Landesbank
560 Lexington Avenue
New York, NY 10022
Attention:  James Fox
Telephone:  (212) 310-9986
Facsimile:   (212) 310-9841


BNP PARIBAS

DOMESTIC AND LIBOR LENDING OFFICE:

BNP Paribas
1200 Smith, Suite 3100
Houston, TX 77002
Attention:  Angela Bentley
Telephone:  (713) 982-1104
Facsimile:  (713) 659-5228
Email:  angela.bentley@americas.bnpparibas.com

SECONDARY CREDIT/LENDING CONTACT:

BNP Paribas
1200 Smith, Suite 3100
Houston, TX 77002
Attention:  John Stacy
Telephone:  (713) 982-1111
Facsimile:  (713) 659-5228
Email:  john.stacy@americas.bnpparibas.com

                               S-10.02-12

PRIMARY ACCOUNT MANAGEMENT CONTACT:

BNP Paribas
1200 Smith, Suite 3100
Houston, TX 77002
Attention:  Donna Jo Rose
Telephone:  (713) 951-1240
Facsimile:  (713) 659-1414
Email:  donnajo.rose@americas.bnpparibas.com

SECONDARY ACCOUNT MANAGEMENT CONTACT:

BNP Paribas
1200 Smith, Suite 3100
Houston, TX 77002
Attention:  Josie Gonzalez
Telephone:  (713) 951-1239
Facsimile:   (713) 659-1414
Email:  josie.gonzalez@americas.bnpparibas.com

BW CAPITAL MARKETS, INC.

DOMESTIC AND LIBOR LENDING OFFICE:

BW Capital Markets, Inc.
630 Fifth Avenue
Rockefeller Center, Suite 1919
New York, NY 10111

BUSINESS AND/OR CREDIT MATTERS:

BW Capital Markets, Inc.
630 Fifth Avenue
Rockefeller Center, Suite 1919
New York, NY 10111
Attention:  Thomas A. Lowe
Telephone:  (212) 218-1804
Facsimile:   (212) 218-1816 /1810
Email:  tlowe@bwcapital.com

BW Capital Markets, Inc.
630 Fifth Avenue
Rockefeller Center, Suite 1919
New York, NY 10111
Attention:  Philip G. Waldrop
Telephone:  (212) 218-1805
Facsimile:   (212) 218-1816 /1810
Email:  pwaldrop@bwcapital.com

                               S-10.02-13

ADMINISTRATIVE/OPERATIONS MATTERS:

BW Capital Markets, Inc.
630 Fifth Avenue
Rockefeller Center, Suite 1919
New York, NY 10111
Attention:  Adele Savoretti
Telephone:  (212) 218-1817
Facsimile:   (212) 218-1816 /1810
Email:  asavoretti@bwcapital.com

BW Capital Markets, Inc.
630 Fifth Avenue
Rockefeller Center, Suite 1919
New York, NY 10111
Attention:  Thomas Maffia
Telephone:  (212) 218-1806
Facsimile:   (212) 218-1816 /1810
Email:  tmaffia@bwcapital.com


CITIBANK, N.A.

DOMESTIC AND LIBOR LENDING OFFICE:

Citibank, N.A.
399 Park Avenue
New York, NY 10043
Attention:  James M. Walsh
Telephone:  (212) 559-7538
Facsimile:  (212) 559-0054
Email:  james.m.walsh@citicorp.com

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Citibank, N.A.
399 Park Avenue
New York, NY 10043
Attention:  Marisa Mesropian
Telephone:  (212) 559-5712
Facsimile:   (212) 559-0054
Email:  marisa.mesropian@citicorp.com

                               S-10.02-14

ACCOUNT MANAGEMENT CONTACT:

Citibank, N.A.
2 Penn's Way
Suite 200
New Castle, DE 19720
Attention:  Tracy Pinkett
Telephone:  (302) 894-6077
Facsimile:   (302) 894-6120
Email:  tracy.pinkett@citicorp.com

SECONDARY ACCOUNT MANAGEMENT CONTACT:

Citibank, N.A.
2 Penn's Way
Suite 200
New Castle, DE 19720
Attention:  Alvin Weissberger
Telephone:  (302) 894-6014
Facsimile:   (302) 894-6120
Email:  alvin.weissberger@citicorp.com

CREDIT AGRICOLE INDOSUEZ

DOMESTIC AND LIBOR LENDING OFFICE:

Credit Agricole Indosuez
600 Travis Street, Suite 2340
Houston, TX 77002
Attention:  Michael R. Quiray
Telephone:  (713) 223-7006
Facsimile:  (713) 223-7029
Email:  mquiray@us.ca-indosuez.com

PRIMARY OPERATIONS CONTACT:

Credit Agricole Indosuez
55 E. Monroe, Suite 4700
Chicago, IL 60603
Attention:  Teresa Howard
Telephone:  (312) 917-7554
Facsimile:  (312) 372-4421

                               S-10.02-15

CREDIT LYONNAIS

DOMESTIC AND LIBOR LENDING OFFICE:

Credit Lyonnais New York Branch (Bank name for signature page)
Credit Lyonnais (Bank name for tombstone/publicity)
1301 Avenue of the Americas
New York, NY 10019
Attention:  Ron Finn
Telephone:  (212) 261-7050
Facsimile:  (212) 459-3187

NOTICES (OTHER THAN BORROWING NOTICES AND NOTICES OF CONVERSION/CONTINUATION):

Credit Lyonnais
2200 Ross Avenue
Suite 4400 West
Dallas, TX 75201

Attention:  Blake Wright
Telephone:  (214) 220-2303
Facsimile:  (212) 220-2323


CREDIT SUISSE FIRST BOSTON

DOMESTIC AND LIBOR LENDING OFFICE:

Credit Suisse First Boston
11 Madison Avenue
New York, NY 10010-3629
Attention:  Joel Glodowski
Telephone:  (212) 325-9171
Facsimile:  (212) 325-8309

SECONDARY CONTACT:

Credit Suisse First Boston
11 Madison Avenue
New York, NY 10010-3629
Attention:  Casandra Droogan
Telephone:  (212) 325-2949
Facsimile:  (212) 325-8319

                               S-10.02-16

NOTICES (OTHER THAN BORROWING NOTICES AND NOTICES OF CONVERSION/CONTINUATION):

Credit Suisse First Boston
Five World Trade Center
8th Floor
New York, NY 10048-0928
Attention:  Nilsa Ware
Telephone:  (212) 322-5094
Facsimile:  (212) 335-0593
Email:


DANSKE BANK

Danske Bank A/S
280 Park Avenue

4th Floor East Building
New York, NY 10017
Attention:  Dan Lenzo
Telephone:  (212) 984-8433
Facsimile:  (212) 370-9239

SECONDARY CONTACT:

Danske Bank A/S
280 Park Avenue

4th Floor East Building
New York, NY 10017
Attention:  Peter Hargraves
Telephone:  (212) 984-8433
Facsimile:  (212) 370-9239

NOTICES (OTHER THAN BORROWING NOTICES AND NOTICES OF CONVERSION/CONTINUATION):

Danske Bank A/S
280 Park Avenue
New York, NY 10017
Attention:  Loan Administration
Telephone:  (212) 984-8462
Facsimile:  (212) 490-0252


DRESDNER BANK AG

Dresdner Kleinwort Benson
75 Wall Street
New York, NY 10005
Attention:  Craig Erickson
Telephone:  (212) 429-2183
Facsimile:  (212) 429-2524
Email:  cerickson@dresdner.com

                               S-10.02-17

SECONDARY CONTACT

Dresdner Kleinwort Benson
75 Wall Street
New York, NY 10005
Attention:  Mona Karout
Telephone:  (212) 429-2287
Facsimile:  (212) 429-2130
Email:  mkarout@dresdner.com

NOTICES (OTHER THAN BORROWING NOTICES AND NOTICES OF CONVERSION/CONTINUATION):

Dresdner Kleinwort Benson
75 Wall Street
New York, NY 10005

FEDERAL RESERVE BANK OF NEW YORK

DOMESTIC AND LIBOR LENDING OFFICE:

Federal Reserve Bank of New York
1177 Avenue of the Americas, New York, NY 10036-2790
Commercial Loan Operations
Attention:  Donna Gindoff
Telephone:  (212) 782-2179
Facsimile:  (212) 782-2187

SECONDARY CONTACT:

Federal Reserve Bank of New York
1177 Avenue of the Americas, New York, NY 10036-2790
Commercial Loan Operations
Attention:  Ivelis Cruz
Telephone:  (212) 782-2183
Facsimile:  (212) 782-2187


FLEET NATIONAL BANK

DOMESTIC AND LIBOR LENDING OFFICE:

Fleet National Bank
100 Federal St.
Boston, MA 02110
Attention:  Debra Del Vecchio
Telephone:  (617) 434-2815
Facsimile:  (617) 434-0814

                               S-10.02-18

SECONDARY CONTACT:

Fleet National Bank
100 Federal St.
Boston, MA 02110
Attention:  Puneet Chandhuk
Telephone:  (617) 434-4098
Facsimile:  (617) 434-0814

ACCOUNT MANAGEMENT CONTACT:

Fleet National Bank
100 Federal St.
Boston, MA 02110
Attention:  Pauline Kowalczyk
Telephone:  (617) 434-5059
Facsimile:  (617) 434-1709

SECONDARY ACCOUNT MANAGEMENT CONTACT:

Fleet National Bank
100 Federal St.
Boston, MA 02110
Attention:  Susan Koulouris
Telephone:  (617) 434-5055
Facsimile:  (617) 434-1709


FORTIS (USA) FINANCE LLC

DOMESTIC AND LIBOR LENDING OFFICE:

Fortis (USA) Finance LLC
520 Madison Avenue
New York, NY 10022
Attention:  Odeni Reyes
Telephone:  (212) 418-8798
Facsimile:  (212) 750-9597

CREDIT/LENDING OFFICER PRIMARY CONTACT:

Fortis (USA) Finance LLC
520 Madison Avenue
New York, NY 10022
Attention:  Silvana Burdick
Telephone:  (212) 418-8790
Facsimile:  (212) 750-9597
Email:  Silvana.Burdick@FBFinance.com

                               S-10.02-19

ACCOUNT MANAGEMENT PRIMARY CONTACT:

Fortis (USA) Finance LLC
520 Madison Avenue
New York, NY 10022
Attention:  Stephane Garceau
Telephone:  (212) 418-8752
Facsimile:  (212) 750-9503
Email:  Stephane.Garceau@FBFinance.com

THE FUJI BANK

DOMESTIC AND LIBOR LENDING OFFICE:

The Fuji Bank, Limited
One Houston Center, Suite 4100
1221 McKinney Street
Houston, Texas 77010
Attention: Diana Luu
Telephone:  (713) 759-1800
Facsimile:  (713) 759-0048

PRIMARY ADMINISTRATIVE CONTACT:

The Fuji Bank, Limited
Two World Trade Center
New York, NY 70048
Attention:  Tina Catapano
Telephone:  (212) 898-2099
Facsimile:  (212) 488-8216

CREDIT CONTACT/NOTIFICATIONS:

The Fuji Bank, Limited
One Houston Center, Suite 4100
1221 McKinney Street
Houston, Texas 77010
Attention: Mark Polasek
Telephone:  (713) 759-1800
Facsimile:  (713) 759-0717

                               S-10.02-20

HSBC BANK USA

DOMESTIC AND LIBOR LENDING OFFICE:

HSBC Bank USA
600 Travis Street, Suite 6750
Houston, TX 77002-3049
Attention:  Gayla Conners
Telephone:  (713) 224-6535
Facsimile:  (713) 224-3666
Email:  gayla.conners@us.hsbc.com

CONTACTS:

BUSINESS/CREDIT MATTERS/MAILINGS/FINANCIALS:

HSBC Bank USA
600 Travis Street, Suite 6750
Houston, TX 77002-3049
Attention:  George Linhart, Vice President
Telephone:  (713) 224-6535
Facsimile:  (713) 224-3666
Email:  george.linhart@us.hsbc.com

ADMIN./OPERATIONS MATTERS/COMPETITIVE BID LOAN NOTIFICATION:

HSBC Bank USA
1 HSBC Center

Buffalo, NY 14203
Attention:  Donna Riley, Agency Servicing Manager
Telephone:  (716) 841-4178
Facsimile:  (716) 841-1844
Email:  donna.riley@us.hsbc.com

BACK-UP BUSINESS CONTACT:

HSBC Bank USA
600 Travis Street, Suite 6750
Houston, TX 77002-3049
Attention:  John Reed, Relationship Officer
Telephone:  (713) 224-6535
Facsimile:  (713) 224-3666
Email:  john.d.reed@us.hsbc.com

                               S-10.02-21

LEGAL CONTACT:

HSBC Bank USA
1 HSBC Center

Buffalo, NY 14203
Attention:  Craig N. Wright
Telephone:
Facsimile:
Email:  craig.wright@us.hsbc.com

ING BANK

DOMESTIC AND LIBOR LENDING OFFICE:

ING Bank, N.V.
49, St. Stephen's Green
Dublin 2
Ireland
Attention:  Michael Fenlon, Corporate Banking Manager
Telephone:  + 353 1 638 4020
Facsimile: + 353 1 638 4050
Email:  michael.fenlon@ingbank.com

ADMINISTRATIVE CONTACT:

ING Bank, N.V.
49, St. Stephen's Green
Dublin 2
Ireland
Attention:  Alan Maher/Olga Lyons
Telephone:  + 353 1 638 4000
Facsimile: + 353 1 638 4060


LEHMAN COMMERCIAL PAPER INC.

DOMESTIC AND LIBOR LENDING OFFICE:

Lehman Commercial Paper Inc.
3 World Financial Center, 8th Floor
New York, NY 10285
Attention:  Michele Swanson
Telephone:  (212) 526-0330
Facsimile:  (212) 526-0242
Email:  mswanson@lehman.com

                               S-10.02-22

ADMINISTRATION/OPERATIONS CONTACTS (FOR NOTICES OF LOAN ACTIVITY):

Lehman Commercial Paper Inc.
c/o Bankers Trust Company
130 Liberty Street, 14th Floor
New York, NY 10006
Attention:  Jason Yoo
Telephone:  (212) 250-6374
Facsimile:  (212) 669-0143


MELLON BANK, N.A.

DOMESTIC AND LIBOR LENDING OFFICE:

Mellon Bank, N.A.
Pittsburgh, PA 15258
Facsimile:  (412) 234-6375

BUSINESS AND/OR CREDIT MATTERS CONTACT:

Mellon Bank, N.A.
Pittsburgh, PA 15258
Attention:  Alexander M. Gordon
Telephone:  (412) 234-0026
Facsimile:  (412) 234-6375
Email:  gordon.am@mellon.com

ADMINISTRATIVE/OPERATIONS MATTERS CONTACT:

Mellon Bank, N.A.
Pittsburgh, PA 15258
Attention:  Barbara Gago/Commercial Loan Account Services
Telephone:  (412) 234-4710
Facsimile:  (412) 209-6114


NATIONAL AUSTRALIA BANK LIMITED

DOMESTIC AND LIBOR LENDING OFFICE:

National Australia Bank Limited
200 Park Avenue, 34th Floor

New York, NY 10166

                               S-10.02-23

POST-CLOSING, ONGOING CREDIT CONTACTS/NOTIFICATION METHODS:

PRIMARY CONTACT:

National Australia Bank Limited
200 Park Avenue, 34th Floor

New York, NY 10166
Attention:  Justin McCarty
Telephone:  (212) 916-9619
Facsimile:  (212) 983-1969
Email:  jfmccarty@nabny.com

SECONDARY CONTACT:

National Australia Bank Limited
200 Park Avenue, 34th Floor

New York, NY 10166
Attention:  Gerald Wight
Telephone:  (212) 916-9697
Facsimile:  (212) 983-1969

POST CLOSING, ONGOING ADMIN. CONTACTS/NOTIFICATION METHODS:

PRIMARY CONTACT:

National Australia Bank Limited
200 Park Avenue, 34th Floor

New York, NY 10166
Attention:  Elliott Soto
Telephone:  (212) 916-9539
Facsimile:  (212) 490-8087

SECONDARY CONTACT:

National Australia Bank Limited
200 Park Avenue, 34th Floor

New York, NY 10166
Attention:  Alina Grajewski
Telephone:  (212) 916-9536
Facsimile:  (212) 490-8087

                               S-10.02-24

NATIONAL WESTMINSTER

DOMESTIC AND LIBOR LENDING OFFICE:

National Westminster Bank Plc
New York Branch
65 East 55th St., 21st Floor
New York, NY 10022
Attention:  Sheila Shaw, Commercial Loans
Telephone:  (212) 401-3200
Facsimile:  (212) 401-1494

PRIMARY CREDIT/LENDING OFFICER CONTACT:

National Westminster Bank Plc
101 Park Avenue, 11th Fl.
New York, NY 10178
Attention:  David Rowley
Telephone:  (212) 401-3568
Facsimile:  (212) 401-3626
Email:  David.Rowley@na.natwestgfm.com

PRIMARY ACCOUNT MANAGEMENT CONTACT:

National Westminster Bank Plc
65 East 55 St., 21st Fl.
New York, NY 10022
Attention:  Sheila Shaw
Telephone:  (212) 401-1406
Facsimile:  (212) 401-1494
Email:  sheila.shaw@na-natwest.com

SECONDARY ACCOUNT MANAGEMENT CONTACT:

National Westminster Bank Plc
65 East 55th St., 21st Fl.
New York, NY 10022
Attention:  Juanita Baird
Telephone:  (212) 401-1420
Facsimile:  (212) 401-1494
Email:  juanita.baird@na-natwest.com

THE NORTHERN TRUST COMPANY

DOMESTIC AND LIBOR LENDING OFFICE:

The Northern Trust Company
50 S. LaSalle

Chicago, IL 60675

                               S-10.02-25

PRIMARY CONTACT:

The Northern Trust Company
50 S. LaSalle, 11th Floor

Chicago, IL 60675
Attention:  Nicole Bochm
Telephone:  (312) 444-3640
Facsimile:  (312) 630-6062

ADMINISTRATIVE/OPERATIONAL CONTACT:

The Northern Trust Company
50 S. LaSalle, 11th Floor

Chicago, IL 60675
Attention:  Linda Honda
Telephone:  (312) 444-3532
Facsimile:  (312) 630-1566

LETTER OF CREDIT CONTACT:

The Northern Trust Company
50 S. LaSalle, 11th Floor

Chicago, IL 60675
Attention:  Charles Gerbach
Telephone:  (312) 444-4715
Facsimile:  (312) 630-6015

MONEY MARKET BID INFORMATION CONTACT:

The Northern Trust Company
50 S. LaSalle, 11th Floor

Chicago, IL 60675
Attention:  Sharon Bailey
Telephone:  (312) 444-7755 (7757)
Facsimile:  (312) 444-4906


PNC BANK

DOMESTIC AND LIBOR LENDING OFFICE:

One PNC Plaza
249 Fifth Avenue, 5th Floor
Pittsburgh, PA 15222

                               S-10.02-26

CREDIT CONTACT:

One PNC Plaza
249 Fifth Avenue, 5th Floor
Pittsburgh, PA 15222
Attention:  Phil Liebscher
Telephone:  (412) 762-3202
Facsimile:  (412) 762-6484

ADMINISTRATIVE/OPERATIONAL CONTACT:

One PNC Plaza
249 Fifth Avenue, 5th Floor
Pittsburgh, PA 15222
Attention:  John Caracciolo
Telephone:  (412) 768-9973
Facsimile:  (412) 768-4586


ROYAL BANK OF CANADA

DOMESTIC AND LIBOR LENDING OFFICE:

Royal Bank of Canada
One Liberty Plaza, 5th Floor
New York, NY 10006-1404

PRIMARY CREDIT/LENDING OFFICER CONTACT:

Royal Bank of Canada
One Liberty Plaza, 5th Floor
New York, NY 10006-1404
Attention:  Stephanie Babich
Telephone:  (212) 428-6319
Facsimile:  (212) 428-6459/2310
Email:  Stephanie.Babich@Royalusa.com

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Royal Bank of Canada
One Liberty Plaza, 5th Floor
New York, NY 10006-1404
Attention:  Charles Romano
Telephone:  (212) 428-6401
Facsimile:  (212) 428-6459
Email:  Charles.Romano@royalusa.com

                               S-10.02-27

PRIMARY ACCOUNT MANAGEMENT CONTACT:

Royal Bank of Canada
One Liberty Plaza, 5th Floor
New York, NY 10006-1404
Attention:  Karim Amr
Telephone:  (212) 428-6369
Facsimile:  (212) 428-2372
Email:  Karim.Amr@royalbank.com

SECONDARY ACCOUNT MANAGEMENT CONTACT:

Royal Bank of Canada
One Liberty Plaza, 5th Floor
New York, NY 10006-1404
Attention:  Shamim Gori-Rafique
Telephone:  (212) 428-6338
Facsimile:  (212) 428-2372
Email:  Shamim.Gori-Rafique@ris.com


THE SANWA BANK, LIMITED

DOMESTIC AND LIBOR LENDING OFFICE:

The Sanwa Bank, Limited, New York Branch
55 East 52nd Street

New York, NY 10055

PRIMARY CONTACT:

The Sanwa Bank, Limited, New York Branch
55 East 52nd Street

New York, NY 10055
Attention:  John T. Feeney
Telephone:
Facsimile:  (212) 754-1304

SECONDARY CONTACT:

The Sanwa Bank, Limited, New York Branch
55 East 52nd Street

New York, NY 10055
Attention:  Linda Bergnes
Telephone:
Facsimile:  (212) 754-1304

                               S-10.02-28

PRIMARY ADMINISTRATIVE CONTACTS--BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

The Sanwa Bank, Limited, New York Branch
55 East 52nd Street

New York, NY 10055
Attention:  Marlin Chin
Telephone:  (212) 339-6392
Facsimile:  (212) 754-2368


SEB MERCHANT BANKING

DOMESTIC AND LIBOR LENDING OFFICE:

Skandinaviska Enskilda Banken AB
245 Park Avenue, 42nd Floor
New York, NY 10167
Attention:  Carmine Abbate

PRIMARY CREDIT/LENDING OFFICER CONTACT:

Skandinaviska Enskilda Banken AB
245 Park Avenue, 42nd Floor
New York, NY 10167
Attention:  Alan Palmer
Telephone:  (212) 907-4807
Facsimile:  (212) 370-1709
Email:  Alan.Palmer@sebny.com

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Skandinaviska Enskilda Banken AB
245 Park Avenue, 42nd Floor
New York, NY 10167
Attention:  Paula Da Silva
Telephone:  (212) 907-4800
Facsimile:  (212) 370-1709
Email:  Paula.DaSilva`@sebny.com

PRIMARY MANAGEMENT CONTACT:

Skandinaviska Enskilda Banken AB
S-106 40 Stockholm, Sweden
Attention:  Mats Grimme
Telephone:  + 46 8763 8645
Facsimile:  + 46 8611 0384

                               S-10.02-29

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Skandinaviska Enskilda Banken AB
S-106 40 Stockholm, Sweden
Attention:  Johan Berggren
Telephone:  + 46 8763 8646
Facsimile: + 46 8611 0384


SOCIETE GENERAL NEW YORK BRANCH

DOMESTIC AND LIBOR LENDING OFFICE:

Societe Generale New York Branch
1221 Avenue of the Americas

New York, NY 10020
Attention:  Elise Cheung

PRIMARY CREDIT/LENDING OFFICER CONTACT:

Societe Generale New York Branch
1221 Avenue of the Americas

New York, NY 10020
Attention:  Marie-Laure Gastellu
Telephone:  (212) 278-7162
Facsimile:  (212) 278-7463
Email:  marie-laure.gastellu@us.socgen.com

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Societe Generale New York Branch
1221 Avenue of the Americas

New York, NY 10020
Attention:  Ariel Batt
Telephone:  (212) 278-6941
Facsimile:  (212) 278-7463
Email:  ariel.batt@us.socgen.com

PRIMARY ACCOUNT MANAGEMENT CONTACT:

Societe Generale New York Branch
1221 Avenue of the Americas

New York, NY 10020
Attention:  Elise P. Cheung
Telephone:  (212) 278-6931
Facsimile:  (212) 278-7463
Email:  elise.cheung@us.socgen.com

                               S-10.02-30

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Societe Generale New York Branch
1221 Avenue of the Americas

New York, NY 10020
Attention:  Tessi Melendez
Telephone:  (212) 278-6917
Facsimile:  (212) 278-7463
Email:  tessie.melendez@us.socgen.com

STANDARD CHARTERED BANK

DOMESTIC AND LIBOR LENDING OFFICE:

Standard Chartered Bank
7 World Trade Center
New York, NY 10048

PRIMARY CREDIT/LENDING OFFICER CONTACT:

Standard Chartered Bank
7 World Trade Center
New York, NY 10048
Attention:  J. Biscette
Telephone:  (212) 667-0171
Facsimile:  (212) 667-0225

SECONDARY CREDIT/LENDING OFFICER CONTACT:

Standard Chartered Bank
7 World Trade Center
New York, NY 10048
Attention:  E. Kaichen
Telephone:  (212) 667-0501
Facsimile:  (212) 667-0225

PRIMARY ACCOUNT MANAGEMENT CONTACT:

Standard Chartered Bank
7 World Trade Center
New York, NY 10048
Attention:  Kevin Fox
Telephone:  (212) 667-0341
Facsimile:  (212) 667-0568

                               S-10.02-31

THE SUMITOMO BANK LIMITED

DOMESTIC AND LIBOR LENDING OFFICE:

The Sumitomo Bank Limited
San Francisco Branch

555 California Street, Suite 3350
San Francisco, CA 94104
Attention:  Aunalori Honeycutt
Telephone:  (415) 616-3018
Facsimile:  (415) 362-6527

PRIMARY BUSINESS/CREDIT MATTERS CONTACT:

The Sumitomo Bank Limited
San Francisco Branch

555 California Street, Suite 3350
San Francisco, CA 94104
Attention:  Azar Shakeri
Telephone:  (415) 616-3010
Facsimile:  (415) 362-6527

SECONDARY BUSINESS/CREDIT MATTERS CONTACT:

The Sumitomo Bank Limited
San Francisco Branch

555 California Street, Suite 3350
San Francisco, CA 94104
Attention:  Marina Kremer
Telephone:  (415) 616-3003
Facsimile:  (415) 362-6527

PRIMARY ADMINSITRATIVE/OPERATIONS CONTACT:

The Sumitomo Bank Limited
New York Branch
277 Park Avenue
New York, NY 10172

Attention:  Claire Kowalski or Courtney Whitlock
Telephone:  (212) 224-4278 or (212) 224-4083
Facsimile:  (212) 224-5197


WESTPACK BANKING CORPORATION

DOMESTIC AND LIBOR LENDING OFFICE:

Westpac Banking Corporation
575 Fifth Avenue, 39th Floor

New York, NY 10017

                               S-10.02-32

PRIMARY CREDIT/LENDING OFFICER CONTACT:

Westpac Banking Corporation
575 Fifth Avenue, 39th Floor

New York, NY 10017
Attention:  Tony Smith
Telephone:  (212) 551-1814
Facsimile:  (212) 551-1995
Email:  tonysmith@westpac.com.au

PRIMARY ACCOUNT MANAGEMENT CONTACT:

Westpac Banking Corporation
575 Fifth Avenue, 39th Floor

New York, NY 10017
Attention:  Susan Wildstein
Telephone:  (212) 551-1960
Facsimile:  (212) 551-1998
Email:  swildstein@westpac.com.au

                               S-10.02-33

                                                                       EXHIBIT A

                               NOTICE OF BORROWING

The Chase Manhattan Bank, as
    administrative agent

Loan Services Group
1 Chase Plaza, 8th Floor
New York, NY 10081

Attn: Winslowe Ogbourne                                                   [Date]

Ladies and Gentlemen:

         This Notice of Borrowing is delivered pursuant to Section [2.03/ 2.05] of the $2,200,000,000 Revolving Credit Agreement, dated as of September 29, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Compaq Computer Corporation, a Delaware corporation (the "Company"), certain Banks parties thereto, The Chase Manhattan Bank, as administrative agent for such Banks, Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Company hereby irrevocably requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section [2.03/2.05](a) of the Credit Agreement:

                  (i) The Borrowing Date of the Proposed Borrowing is _______________, 200__.

                  [(ii)* The type of Revolving Loans comprising the Proposed Borrowing is [Base Rate Revolving Loans] [Adjusted CD Rate Revolving Loans] [LIBOR Revolving Loans].]

                  [(ii)** The type of Swingline Loan comprising the Proposed Borrowing is a [Base Rate Swingline Loan] [Adjusted CD Rate Swingline Loan] [LIBOR Swingline Loan].]

                  (iii) The [aggregate] amount of the Proposed Borrowing is $___________.

                  (iv) The duration of the Interest Period for each CD Loan or Offshore Loan made as part of the Proposed Borrowing is _______________
         (days) (months).

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date); and

                  (B) no Default or Event of Default exists or would result from such Proposed Borrowing.

                                                     Very truly yours,

                                                     COMPAQ COMPUTER CORPORATION



                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                                       EXHIBIT B

                        NOTICE OF CONVERSION/CONTINUATION

The Chase Manhattan Bank, as
    administrative agent

Loan Services Group
1 Chase Plaza, 8th Floor
New York, NY 10081

Attn: Winslowe Ogbourne                                                   [Date]

Ladies and Gentlemen:

         This Notice of Conversion/Continuation is delivered pursuant to Section
2.04 of the $2,200,000,000 Revolving Credit Agreement, dated as of September 29, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Compaq Computer Corporation, a Delaware corporation (the "Company"), certain Banks parties thereto, The Chase Manhattan Bank, as administrative agent for such Banks, Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Company hereby requests that on _____________________, _____,

                  (1) $_____________ of the presently outstanding principal amount of the Revolving Loans originally made on _____________, 200_ [and $_______________ of the presently outstanding principal amount of the Revolving Loans originally made on ______________, 200__],

                  (2) all presently being maintained as [Adjusted CD Rate Revolving Loans] [Base Rate Revolving Loans] [LIBOR Revolving Loans],

                  (3)      be [converted into] [continued as],

                  (4) * [Adjusted CD Rate Revolving Loans having an Interest Period of _____ days] [LIBOR Revolving Loans having an Interest Period of _____ months] [Base Rate Revolving Loans].

The Company has caused this Notice of Conversion/Continuation to be executed and delivered this _____ day of __________________, _____.

                                                     Very truly yours,

                                                     COMPAQ COMPUTER CORPORATION


                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                                       EXHIBIT C

                             COMPLIANCE CERTIFICATE

         This Compliance Certificate is delivered pursuant to Section 6.02 of the U.S. $2,200,000,000 Revolving Credit Agreement dated as of September 29, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement") among Compaq Computer Corporation, a Delaware corporation (the "Company"), the Banks party thereto, The Chase Manhattan Bank, as administrative agent for such Banks, Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The undersigned certifies, represents and warrants as follows:

                  (a) As of ________________, the ratio of (a) the aggregate outstanding principal amount of Total Senior Debt to (b) Total Capitalization was _____%.

         [INSERT CALCULATION IN REASONABLE DETAIL.]

                  (b) There exists on the date of this Compliance Certificate no Default or Event of Default under the Credit Agreement.

EXECUTED AND DELIVERED this ___________ day of ______.

                                                     COMPAQ COMPUTER CORPORATION

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

                                                                     EXHIBIT D-1

                               September 29, 2000


To each of the Banks parties to the
$2,200,000,000 Revolving Credit Agreement dated as of September 29, 2000 among Compaq Computer Corporation, such Banks,
The Chase Manhattan Bank, as
administrative agent, and
Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents

         Re:  Compaq Computer Corporation Revolving Credit Agreement

Ladies and Gentlemen:

         As Vice President and Associate General Counsel of Compaq Computer Corporation, a Delaware corporation (the "Company"), I am familiar with the $2,200,000,000 Revolving Credit Agreement dated as of September 29, 2000 (the "Credit Agreement") among the Company, the Banks listed on the signature pages thereof, The Chase Manhattan Bank, as administrative agent for such Banks (the "Agent"), and Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents. In such capacity, I am also familiar with the Certificate of Incorporation and Bylaws of the Company and the corporate records of the Company. This opinion is being furnished to you pursuant to Section 4.01 (d) of the Credit Agreement. Terms used herein but not defined herein shall have the same meaning ascribed to such terms in the Credit Agreement.

         Before rendering this opinion, I (or other attorneys with the Company's legal department acting under my direction) have examined the Credit Agreement and the Loan Documents, and have examined and relied upon originals or photostatic or certified copies of such corporate records, certificates of officers of the Company and of public officials, and such agreements, documents and instruments, and have made such investigations of law, as I or such other attorneys have deemed relevant and necessary as the basis for the opinion hereinafter expressed. In such examination, I or such other attorneys assumed the genuineness of all signatures (other than signatures of officers of the Company on the Loan Documents), the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

         On the basis of the foregoing, I am of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent failure to obtain such licenses, authorizations, consents or approvals would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Subsidiaries taken as a whole.

         2. The execution, delivery and performance by the Company of the Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action on the part of the Company, and do not contravene, or constitute a default under, (a) the Restated Certificate of Incorporation or Bylaws of the Company, (b) any contractual restriction contained in any material (meaning for the purposes of this opinion those creating a monetary liability of $100,000,000 or more) indenture, loan or credit agreement, receivables sale or financing agreement, lease financing agreement, capital lease, mortgage, security agreement, bond or note, or any guaranty of any of such obligations to which the Company is a party, or, to my knowledge, any other agreement or instrument to which the Company is a party, or (c) any judgment, injunction, order or decree known to me to be binding upon the Company. The execution, delivery and performance by the Company of the Loan Documents will not result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of the Company. The Credit Agreement has been duly executed and delivered by the Company.

         3. No Governmental Approval (as such term is hereinafter defined) is required to be made or obtained by the Company for the execution, delivery and performance by the Company of the Loan Documents. As used herein, the term "Governmental Approval" means any notice to, filing or registration with, or consent, authorization, or approval that is, in my experience, normally required in a transaction of the type evidenced by the Loan Documents and that is to be made with or rendered by (x) the federal government of the United States or any agency or instrumentality thereof, or (y) the state of Texas or any political subdivision thereof, but excluding any laws, rules or regulations relating to
(i) pollution or protection of the environment, (ii) zoning, land use, building or construction, (iii) labor, employee rights and benefits, and occupational safety and health, and (iv) utility regulation, state and federal securities and blue sky laws, and any laws, rules or regulations of any county, municipality, or similar political subdivision or any agency or instrumentality thereof.

         4. Except as disclosed in the Company's Form 10-K for the year ended December 31, 1999, or the Company's Forms 10-Q for the quarters ended March 31 and June 30, 2000, there is no action, suit or proceeding pending or, to my knowledge, threatened against the Company or any of its Subsidiaries before any court or arbitrator or any governmental agency, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the consolidated financial condition or operations of the Company and its Subsidiaries taken as a whole or which in any manner draws into question the validity of the Credit Agreement or any other Loan Document.

         5. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         6. Neither the Company nor any Subsidiary is a "holding company", a "subsidiary company" of a "holding company", an "affiliate" of a "holding company" or an "affiliate" of a subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         The opinions set forth above are subject to the following qualifications:

         (a) In rendering the opinions expressed in paragraph 2 above, neither I nor any other attorney acting under my direction have made any examination of any accounting or financial matters related to financial covenants contained in certain documents to which the Company may be subject, and I express no opinion with respect thereto.

         (b) This opinion is limited in all respects to the laws of the State of Texas and the General Corporation Law of the State of Delaware and Federal law.

         (c) In rendering the opinion expressed in paragraph 4 above, I (or the other attorneys acting under my direction) have only reviewed the files and records of the Company and its Subsidiaries, and we have consulted with such senior officers of the Company and its Subsidiaries as we have deemed necessary.

         This opinion is solely for the benefit of the Banks, the Agent and their respective successors, assigns and participants and may not be relied upon in connection with any other transaction or by any other person.

                                                     Very truly yours,

                                                     ___________________________
                                                     Linda S. Auwers
                                                     Vice President and
                                                     Associate General Counsel

                                                                     EXHIBIT D-2

                               September 29, 2000

To each of the Banks parties to the
$2,200,000,000 Revolving Credit Agreement dated as of September 29, 2000 among Compaq Computer Corporation, such Banks,
The Chase Manhattan Bank, as administrative agent, and Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents

         Re:      Compaq Computer Corporation Revolving Credit Agreement

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 4.01 (d) of the U.S. $2,200,000,000 Revolving Credit Agreement, dated as of September 29, 2000 (the "Credit Agreement"), among Compaq Computer Corporation (the "Company"), the Banks, listed on the signature pages thereof, The Chase Manhattan Bank, as administrative agent for such Banks, Bank of America, N.A., as syndication agent and CitiBank, N.A. and Bank One, N.A., as documentation agents. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         I am Senior Counsel, Worldwide Sales and Service of the Company and am familiar with the Credit Agreement and the other Loan Documents.

         In that connection, I have examined:

                  (1) The Credit Agreement;

                  (2) The Notes (together with the Credit Agreement, the "Loan Documents"); and

                  (3) Such other materials as I have deemed necessary to render the opinions provided herein.

         I have also made such investigations of law as I have deemed necessary and relevant as a basis for my opinion. As to various questions of fact material to my opinion, I have, with your permission and without independent verification, relied upon the representations made in the Loan Documents.

         Based upon the foregoing, and subject to the qualifications, exceptions, limitations and assumptions set forth herein, I am of the opinion that:

         (i) Under the laws of the State of New York, the Loan Documents constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms;

         (ii) None of the execution or delivery by the Company of the Loan Documents or the borrowing or repayment by the Company of the Loans evidenced by the Loan Documents contravenes any provision of Applicable Law. For the purposes of this clause
                  (ii), "Applicable Law" means any law, rule, or regulation that is, in my experience, normally applicable in a transaction of the type evidenced by the Loan Documents and that is enacted or promulgated by (1) the federal government of the United States or any agency or instrumentality thereof (including, without limitation, Regulations T, U, and X promulgated by the Board of Governors of the Federal Reserve System), or (2) the State of New York or any political subdivision thereof, but excluding any laws, rules, or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof.

         The opinions set forth herein are subject in all respects to the following qualifications, limitations, exceptions and assumptions:

         (a) The opinions set forth above are subject, as to enforceability, to the effects of any applicable bankruptcy (including, without limitation, preference and fraudulent conveyance), insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. The opinions set forth above are also subject, as to enforceability, to the effects of general principles of equity (regardless of whether considered in proceedings in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief.

         (b) In rendering the opinions set forth herein, I have assumed, with your permission and without independent verification (i) the due authorization, execution and delivery of the Loan Documents by all parties to such Loan Documents (other than the Company) and that each such Loan Document is valid, binding and enforceable against the parties thereto other than the Company, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures,
(iv) the authenticity of all documents submitted to me as originals, and (v) the conformity to original documents of all documents submitted to me as copies.

         (c) In rendering the opinions set forth above, I have, with your permission and without independent verification, relied upon the opinion of Linda S. Auwers, Vice President and Associate General Counsel of the Company, dated of even date herewith, with respect to the following matters: (i) the due incorporation, valid existence and good standing of the Company under the laws of the State of Delaware, (ii) the Company's corporate power and authority to execute, deliver and perform the Loan Documents, (iii) the Company's having duly authorized, executed and delivered the Loan Documents, and (iv) the Company's execution, delivery and performance of the Loan Documents do not and will not violate or conflict with, result in a breach of, or constitute a default under
(A) the certificate of incorporation or by-laws of the Company, (B) any material agreement to which the Company is a party or by which the Company or any of its properties may be bound, or (C) any order applicable to the Company of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Company or any of its properties.

         (d) In rendering my opinions set forth herein, I have assumed, with your permission and without independent verification, that (i) the Company is not an "investment company" or a company

"controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; and (ii) the Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (e) I express no opinion with respect to the following provisions to the extent that the same are contained in the Loan Documents:

                  (i) provisions purporting to waive notices, objections, demands, legal defenses, statutes of limitation, rights to trial by jury, and other benefits and rights that cannot be waived under applicable law;

                  (ii) provisions granting one party a power of attorney or authority to execute documents on behalf of another party; and

                  (iii) provisions releasing, exculpating or exempting a party from, or requiring the indemnification of a party for, liability for its own action or inaction, to the extent that the same are inconsistent with public policy.

         (f) In rendering my enforceability opinion with respect to provisions providing for the appointment of an agent for service of process on behalf of the Company, I have assumed that such agent will provide timely notice to the Company of the commencement of legal proceedings.

         (g) I have not been called upon to, and accordingly do not, express any opinion as to the various state and federal laws regulating banks or the conduct of their business that may relate to the Loan Documents or the transactions contemplated thereby. Without limiting the generality of the foregoing, I express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein the administrative agent may be located or where an enforcement of the Loan Documents may be sought that limits the rates of interest chargeable or collectible.

         (h) The opinions expressed herein are as of the date hereof only, and I assume no obligation to update or supplement such opinions to reflect any fact or circumstance that may hereafter come to my attention or any change in law that may hereafter occur or become effective.

         (i) The foregoing opinions and conclusions were given only in respect of the laws of the State of New York and, to the extent specifically referred to herein, the Federal laws of the United States of America.

         This opinion has been delivered at your request for the purposes contemplated by the Credit Agreement. Without my prior written consent, this opinion is not to be utilized or quoted for any other purpose (other than (i) to participants, prospective Eligible Assignees and prospective participants, (ii) to governmental authorities having jurisdiction over any Bank or participant, and (iii) pursuant to legal process) and no one other than you or Eligible Assignees hereafter becoming parties to the Credit Agreement is entitled to rely thereon; PROVIDED that Linda S. Auwers, Vice President and Associate

General Counsel of the Company, may rely on this opinion for the purposes of rendering her opinion in connection with the Loan Documents.

                                                     Very truly yours,

                                                     ___________________________
                                                     Maureen Fay
                                                     Senior Counsel -
                                                     Worldwide Sales and Service

                                                                       EXHIBIT E

                                 PROMISSORY NOTE

U.S. $_______                                          Dated: September 29, 2000

         FOR VALUE RECEIVED, the undersigned, Compaq Computer Corporation, a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of ___________ (the "Bank") for the account of its applicable Lending Office (as defined in the Credit Agreement referred to below) on the Revolving Termination Date (as defined in the Credit Agreement) the principal sum of U.S. dollars (U.S. $_________) or, if less, the aggregate unpaid principal amount of the [Revolving] Loans (as defined in the $2,200,000,000 Revolving Credit Agreement dated as of September 29, 2000 among the Company, the Bank, certain other lenders parties thereto, The Chase Manhattan Bank, as administrative agent, Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents; such Revolving Credit Agreement, as amended from time to time being herein referred to as the "Credit Agreement") owing to the Bank outstanding on the Revolving Termination Date (as defined in the Credit Agreement) [, together with the principal amount of any outstanding Swingline Loans (as defined in the Credit Agreement) made by the Banks, as Swingline Banks (as defined in the Credit Agreement)].

         The Company promises to pay interest on the unpaid principal amount of each Loan owing to the Bank from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to The Chase Manhattan Bank, as administrative agent, at the Agent's Payment Office (as defined in the Credit Agreement), in immediately available funds. Each Loan owed to the Bank by the Company pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

         This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of [Revolving] Loans by the Bank to the Company from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned [and the making of Swingline Loans by the Bank as a Swingline Bank to the Company from time to time in an aggregate amount not to exceed the Swingline Commitment (as such terms are defined in the Credit Agreement)], the indebtedness of the Company resulting from each Loan owing to the Bank being evidenced by this Promissory Note, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                            COMPAQ COMPUTER CORPORATION



                                            By:      ___________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                                AMOUNT OF
                                                            PRINCIPAL PAID OR  UNPAID PRINCIPAL    NOTATION MADE
       DATE             AMOUNT OF LOAN      TYPE OF LOAN        PREPAID            BALANCE              BY
      ------           ----------------    --------------   -----------------  ----------------    -------------

                                                                       EXHIBIT F

                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

         This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE"), dated as of , is made between ___________ (the "ASSIGNOR") and ______________ (the "Assignee").

                                    RECITALS

         WHEREAS, the Assignor is party to the $2,200,000,000 Revolving Credit Agreement dated as of September 29, 2000 (as the same may be extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among COMPAQ COMPUTER CORPORATION (the "COMPANY"), the financial institutions from time to time party thereto (including the Assignor, the "BANKS"), THE CHASE MANHATTAN BANK, as administrative agent for such Banks, Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents. Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

         WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making [(i)] Revolving Loans to the Company in an aggregate amount not to exceed $ ___________ (the "______________") [, and (ii) Swingline Loans
to the Company in an aggregate amount not to exceed $_________ (the "SWINGLINE COMMITMENT")];

         WHEREAS, [the Assignor has made Revolving Loans in the aggregate principal amount of $_____________ to the Company] [and Swingline Loans in the aggregate principal amount of $_____________ to the Company] [no Revolving Loans [or Swingline Loans] are outstanding under the Credit Agreement]; and

         WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of [(i)] its ______________ in an amount equal to $___________________,
[together with a ratable portion of its outstanding Revolving Loans] [and (ii) its Swingline Commitment in an amount equal to $ ____________,] [together with a ratable portion of its outstanding Swingline Loans], in an aggregate amount equal to $ ______________] (collectively, the "ASSIGNED AMOUNT"), on the terms and subject to the conditions set forth herein, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1.       ASSIGNMENT AND ACCEPTANCE.

         (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this

Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A) the _____________ [and the corresponding Revolving Loans] [and the Swingline Commitment [and the corresponding Swingline Loans]] of the Assignor, and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

         [IF APPROPRIATE, ADD PARAGRAPH SPECIFYING PAYMENT TO ASSIGNOR BY ASSIGNEE OF OUTSTANDING PRINCIPAL OF, ACCRUED INTEREST ON, AND FEES WITH RESPECT TO, REVOLVING LOANS [AND SWINGLINE LOANS] ASSIGNED]

         (b) With effect on and after the Effective Date (as defined herein), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank [and a Swingline Bank] under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with and in an [aggregate] amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank [and a Swingline Bank]. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount relating thereto [and the Swingline Commitment shall be entirely assumed by the Assignee and the Assignor shall relinquish its rights (except its rights with respect to indemnification or compensation arising out of an event occurring before the Effective Date] and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee.

         (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________ [and the Assignee's Swingline Commitment will be $_____]

         (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $ [, and the Assignor's Swingline Commitment will be $0].

         2.       PAYMENTS.

         (a) As consideration for the sale, assignment and transfer contemplated in Section 1, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $___________, representing [the principal amount of the Swingline Loans and] the Assignee's Commitment Percentage of the principal amount of the Revolving Loans of the Assignor.

         (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 10.07(c) of the Credit Agreement.

         3.       REALLOCATION OF PAYMENT .

         Any interest, fees and other payments accrued to the Effective Date with respect to the Assigned Amount [and the related Revolving Loans] [, and the Swingline Commitment [and the Swingline Loans]] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the two immediately preceding sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

         4.       INDEPENDENT CREDIT DECISION.

         The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.02 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5.       EFFECTIVE DATE; NOTICES.

         (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be , (the "EFFECTIVE DATE"); PROVIDED, that the following conditions precedent have been satisfied on or before the Effective Date:

                  (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                  (ii) the consent of the Company and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 10.07(c) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                  (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

                  (iv) the processing fee referred to in Section 2(b) hereof and in Section 10.07(c) of the Credit Agreement shall have been paid to the Agent.

         (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent a Notice of Assignment in the form attached hereto as Schedule 1.

         6.       AGENT.

         (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

         [(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

         7.       WITHHOLDING TAX.

         The Assignee (a) represents and warrants to the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Assignor with respect to any payments to be made to the Assignee hereunder,
(b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or the Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8 ECI or U.S. Internal Revenue Service Form W-8 BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8 ECI or W-8 BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8.       REPRESENTATIONS AND WARRANTIES.

         (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

         (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

         9.       FURTHER ASSURANCES.

         The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10.      MISCELLANEOUS.

         (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

         (b) All payments made hereunder shall be made without any set-off or counterclaim.

         (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

         (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

         (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

         [OTHER PROVISIONS TO BE ADDED AS MAY BE NEGOTIATED BETWEEN THE ASSIGNOR AND THE ASSIGNEE, PROVIDED THAT SUCH PROVISIONS ARE NOT INCONSISTENT WITH THE CREDIT AGREEMENT.]

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                            [Name of Assignor]


                                            By:    _____________________________

                                            Title: _____________________________

                                            Address: ___________________________


                                            [Name of Assignee]


                                            By: ________________________________

                                            Title: _____________________________

                                            Address: ___________________________

                                   SCHEDULE I

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                          Date: ________________

The Chase Manhattan Bank, as
    administrative agent

Loan Services Group
1 Chase Plaza, 8th Floor
New York, NY 10081
Attn: Winslowe Ogbourne

Compaq Computer Corporation

_____________________
_____________________
_____________________


Ladies and Gentlemen:

         We refer to the $2,200,000,000 Revolving Credit Agreement, dated as of September 29, 2000 (as the same may be extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among Compaq Computer Corporation (the "COMPANY"), the financial institutions party thereto (the "BANKS"), The Chase Manhattan Bank, as administrative agent for the Banks (in such capacity, the "AGENT"), Bank of America, N.A., as syndication agent, and CitiBank, N.A. and Bank One, N.A., as documentation agents. Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the assignment by _____________ (the "ASSIGNOR") to __________ (the "ASSIGNEE") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitment [and the Swingline Commitment] of the Assignor and all outstanding Loans made by the Assignor) pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). Before giving effect to such assignment, the Assignor's Commitment is $ and the aggregate amount of its outstanding Loans is $__________ [, and the Assignor's Swingline Commitment is $_________ and the aggregate amount of its outstanding Swingline Loans is $ ].

         2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Company, to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

         3.       The following administrative details apply to the Assignee:

                  (A)      Notice Address:
                           Assignee name:   ____________________________
                           Address:         ____________________________
                                            ____________________________


                             Schedule 1 to Exhibit F

                                                     ___________________________

                           Attention:                ___________________________
                           Telephone:       (___)    ___________________________
                           Telecopier:      (___)    ___________________________
                           Telex (Answer back):      ___________________________

                  (B)      Payment Instructions:
                           Account No.:              ___________________________
                           At:                       ___________________________
                                                     ___________________________
                                                     ___________________________
                           Reference:                ___________________________
                           Attention:                ___________________________


         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.


                             Schedule 1 to Exhibit F

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above written.

                                                     Very truly yours,

                                                     [Name of Assignor]


                                                     By:________________________

                                                         Name:    ______________
                                                         Title:   ______________

                                                     [Name of Assignee]


                                                     By:________________________
                                                         Name:    ______________
                                                         Title:   ______________


                             Schedule 1 to Exhibit F

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

COMPAQ COMPUTER CORPORATION


By: ______________________________
         Name:    ________________
         Title:   ________________



THE CHASE MANHATTAN BANK, as Agent


By: ______________________________
         Name:    ________________
         Title:   ________________


                             Schedule 1 to Exhibit F